                                  INAMED CORPORATION
                                        Issuer

                                ----------------------


                                     $35,000,000

                          Secured Convertible Notes due 1999

                               ------------------------


                                      INDENTURE

                             Dated as of January 2, 1996

                               ------------------------


                              SANTA BARBARA BANK & TRUST
                                       Trustee

                                  TABLE OF CONTENTS

                                                                            PAGE

                                      ARTICLE  1

                                     DEFINITIONS

       SECTION 1.1    Definitions. . . . . . . . . . . . . . . . . . . . .    1

                                      ARTICLE 2

                                    THE SECURITIES

       SECTION 2.1    Form and Dating. . . . . . . . . . . . . . . . . . .   13
       SECTION 2.2    Title and Terms. . . . . . . . . . . . . . . . . . .   13
       SECTION 2.3    Denominations. . . . . . . . . . . . . . . . . . . .   14
       SECTION 2.4    Execution, Authentication and Delivery . . . . . . .   14
       SECTION 2.5    Temporary Securities . . . . . . . . . . . . . . . .   15
       SECTION 2.6    Registrar and Paying Agent . . . . . . . . . . . . .   15
       SECTION 2.7    Paying Agent to Hold Money in Trust. . . . . . . . .   16
       SECTION 2.8    Securityholder Lists . . . . . . . . . . . . . . . .   17
       SECTION 2.9.   Transfer and Exchange. . . . . . . . . . . . . . . .   17
       SECTION 2.10   Replacement Securities . . . . . . . . . . . . . . .   18
       SECTION 2.11   Treasury Securities. . . . . . . . . . . . . . . . .   18
       SECTION 2.12   Payment of Interest; Interest Rights Preserved . . .   19
       SECTION 2.13   Persons Deemed Owners. . . . . . . . . . . . . . . .   20
       SECTION 2.14   Cancellation . . . . . . . . . . . . . . . . . . . .   21
       SECTION 2.15   Computation of Interest. . . . . . . . . . . . . . .   21

                                      ARTICLE 3

                        SATISFACTION, DISCHARGE AND DEFEASANCE

       SECTION 3.1    Satisfaction and Discharge of Indenture. . . . . . .   21
       SECTION 3.2    Application of Trust Money.. . . . . . . . . . . . .   22
       SECTION 3.3    Reinstatement. . . . . . . . . . . . . . . . . . . .   23
       SECTION 3.4    Defeasance.. . . . . . . . . . . . . . . . . . . . .   23
       SECTION 3.5    Conditions to Defeasance . . . . . . . . . . . . . .   24
       SECTION 3.6    Deposited Money and U.S. Government
                      Obligations to be Held in Trust;

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                                                                            PAGE

                      Other Miscellaneous Provisions . . . . . . . . . . .   28
       SECTION 3.7    Reinstatement. . . . . . . . . . . . . . . . . . . .   29

                                      ARTICLE 4

                                       REMEDIES

       SECTION 4.1    Events of Default. . . . . . . . . . . . . . . . . .   29
       SECTION 4.2    Acceleration of Maturity; Rescission
                      and Annulment. . . . . . . . . . . . . . . . . . . .   31
       SECTION 4.3    Other Remedies . . . . . . . . . . . . . . . . . . .   32
       SECTION 4.4    Waiver of Past Defaults. . . . . . . . . . . . . . .   32
       SECTION 4.5    Control by Majority. . . . . . . . . . . . . . . . .   32
       SECTION 4.6    Limitation on Suits. . . . . . . . . . . . . . . . .   32
       SECTION 4.7    Rights of Holders to Receive Payment . . . . . . . .   33
       SECTION 4.8    Collection Suit by Trustee . . . . . . . . . . . . .   33
       SECTION 4.9    Trustee May File Proofs of Claim . . . . . . . . . .   33
       SECTION 4.10   Priorities . . . . . . . . . . . . . . . . . . . . .   34
       SECTION 4.11   Undertaking for Costs. . . . . . . . . . . . . . . .   34
       SECTION 4.12   Rights and Remedies Cumulative . . . . . . . . . . .   35
       SECTION 4.13   Delay or Omission Not Waiver . . . . . . . . . . . .   35
       SECTION 4.14   Waiver of Stay or Extension Laws . . . . . . . . . .   35

                                      ARTICLE 5

                                     THE TRUSTEE

       SECTION 5.1    Certain Duties and Responsibilities. . . . . . . . .   36
       SECTION 5.2    Rights of Trustee. . . . . . . . . . . . . . . . . .   39
       SECTION 5.3    Individual Rights of Trustee . . . . . . . . . . . .   40
       SECTION 5.4    Trustee's Disclaimer . . . . . . . . . . . . . . . .   40
       SECTION 5.5    Notice of Defaults . . . . . . . . . . . . . . . . .   40
       SECTION 5.6    Reports by Trustee to Holders. . . . . . . . . . . .   40
       SECTION 5.7    Compensation and Indemnity . . . . . . . . . . . . .   41
       SECTION 5.8    Replacement of Trustee . . . . . . . . . . . . . . .   42
       SECTION 5.9    Successor Trustee by Merger, etc . . . . . . . . . .   43
       SECTION 5.10   Eligibility; Disqualification. . . . . . . . . . . .   43
       SECTION 5.11   Preferential Collection of Claims
                      Against Company. . . . . . . . . . . . . . . . . . .   43

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                                                                            PAGE

       SECTION 5.12   Appointment of Authenticating Agent. . . . . . . . .   43

                                      ARTICLE 6

                 CONSOLIDATION, MERGER, CONVEYANCE,TRANSFER OR LEASE

       SECTION 6.1    Company May Consolidate, Etc., Only
                      on Certain Terms . . . . . . . . . . . . . . . . . .   45
       SECTION 6.2    Successor Substituted. . . . . . . . . . . . . . . .   46

                                      ARTICLE 7

                                      AMENDMENTS

       SECTION 7.1    Without Consent of Holders . . . . . . . . . . . . .   47
       SECTION 7.2    With Consent of Holders. . . . . . . . . . . . . . .   47
       SECTION 7.3    Compliance with Trust Indenture Act. . . . . . . . .   49
       SECTION 7.4    Revocation and Effect of Consents. . . . . . . . . .   49
       SECTION 7.5    Notation on or Exchange of Securities. . . . . . . .   50
       SECTION 7.6    Trustee Protected. . . . . . . . . . . . . . . . . .   50

                                      ARTICLE 8

                                      COVENANTS

       SECTION 8.1    Payment of Principal and Interest. . . . . . . . . .   50
       SECTION 8.2    Maintenance of Office or Agency. . . . . . . . . . .   50
       SECTION 8.3    Money for Security Payments to Be Held
                      in Trust . . . . . . . . . . . . . . . . . . . . . .   51
       SECTION 8.4    Existence. . . . . . . . . . . . . . . . . . . . . .   52
       SECTION 8.5    Maintenance of Properties. . . . . . . . . . . . . .   53
       SECTION 8.6    Payment of Taxes and Other Claims. . . . . . . . . .   53
       SECTION 8.7    Limitation on Indebtedness . . . . . . . . . . . . .   53
       SECTION 8.8    Limitation on Encumbrances . . . . . . . . . . . . .   54
       SECTION 8.9    Limitation on Related Party Transactions . . . . . .   54
       SECTION 8.10   Limitation on Dividends. . . . . . . . . . . . . . .   55
       SECTION 8.11   Subsidiary Guarantees. . . . . . . . . . . . . . . .   55
       SECTION 8.12   Additional Offerings of Securities . . . . . . . . .   56
       SECTION 8.13   Pledges of Intercompany Notes. . . . . . . . . . . .   56

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                                                                            PAGE

       SECTION 8.14   Registration Rights. . . . . . . . . . . . . . . . .   57
       SECTION 8.15   Restricted Investments . . . . . . . . . . . . . . .   58
       SECTION 8.16   Operating Profit.. . . . . . . . . . . . . . . . . .   58
       SECTION 8.17   Tangible Assets. . . . . . . . . . . . . . . . . . .   58
       SECTION 8.18   Statement by Officers as to Default. . . . . . . . .   59
       SECTION 8.19   Waiver of Certain Covenants. . . . . . . . . . . . .   59

                                      ARTICLE 9

                               REDEMPTION OF SECURITIES

       SECTION 9.1    No Right of Redemption . . . . . . . . . . . . . . .   59
       SECTION 9.2    Automatic Mandatory Redemption.. . . . . . . . . . .   60
       SECTION 9.3    Selection of Securities to Be Redeemed.. . . . . . .   60
       SECTION 9.4    Notice of Redemption.. . . . . . . . . . . . . . . .   61
       SECTION 9.5    Effect of Termination Date.. . . . . . . . . . . . .   61
       SECTION 9.6    Securities Redeemed in Part. . . . . . . . . . . . .   61
       SECTION 9.7    Interest Accrued.. . . . . . . . . . . . . . . . . .   62

                                      ARTICLE 10

                               CONVERSION OF SECURITIES

       SECTION 10.1   Right To Convert . . . . . . . . . . . . . . . . . .   62
       SECTION 10.2   Exercise of Conversion Privilege;
                      Issuance of Common Stock on Conversion;
                      No Adjustment for Interest.. . . . . . . . . . . . .   63
       SECTION 10.3   Cash Payments in Lieu of Fractional Shares . . . . .   64
       SECTION 10.4   Conversion Price . . . . . . . . . . . . . . . . . .   65
       SECTION 10.5   Adjustment of Conversion Price . . . . . . . . . . .   65
       SECTION 10.6   Effect of Reclassification, Consolidation,
                      Merger or Sale . . . . . . . . . . . . . . . . . . .   71
       SECTION 10.7   Automatic Conversion.. . . . . . . . . . . . . . . .   73
       SECTION 10.8   Taxes on Shares Issued.. . . . . . . . . . . . . . .   74
       SECTION 10.9   Reservation of Shares; Shares To Be
                      Fully Paid; Listing of Common Stock. . . . . . . . .   74
       SECTION 10.10  Responsibility of Trustee. . . . . . . . . . . . . .   75
       SECTION 10.11  Notices to Holders . . . . . . . . . . . . . . . . .   76

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                                                                            PAGE

                                      ARTICLE 11

                                    SUBORDINATION

       SECTION 11.1   Agreement to Subordinate . . . . . . . . . . . . . .   77
       SECTION 11.2   Certain Definitions. . . . . . . . . . . . . . . . .   77
       SECTION 11.3   Liquidations; Dissolution; Bankruptcy. . . . . . . .   77
       SECTION 11.4   Default on Designated Senior Indebtedness. . . . . .   77
       SECTION 11.5   Acceleration of Securities.. . . . . . . . . . . . .   79
       SECTION 11.6   When Distribution Must Be Paid Over. . . . . . . . .   79
       SECTION 11.7   Notice by Company. . . . . . . . . . . . . . . . . .   79
       SECTION 11.8   Subrogation. . . . . . . . . . . . . . . . . . . . .   79
       SECTION 11.9   Relative Rights. . . . . . . . . . . . . . . . . . .   80
       SECTION 11.10  Subordination May Not be Impaired
                      by Company.. . . . . . . . . . . . . . . . . . . . .   80
       SECTION 11.11  Distribution or Notice to Representative . . . . . .   81
       SECTION 11.12  Rights of Trustee and Paying Agent.. . . . . . . . .   81
       SECTION 11.13  Authorization to Effect Subordination. . . . . . . .   81
       SECTION 11.14  Trustee Not Fiduciary for Holders of
                      Senior Indebtedness. . . . . . . . . . . . . . . . .   82
       SECTION 11.15  Rights of Trustee as Holder of Senior Indebtedness;
                      Preservation of Trustee's Rights.. . . . . . . . . .   82
       SECTION 11.16  Article Applicable to Paying Agents. . . . . . . . .   82
       SECTION 11.17  Certain Conversions Deemed Payment.. . . . . . . . .   82
       SECTION 11.18  Amendment. . . . . . . . . . . . . . . . . . . . . .   83

                                      ARTICLE 12

                                       SECURITY

       SECTION 12.1   Security . . . . . . . . . . . . . . . . . . . . . .   83
       SECTION 12.2   Recording, etc . . . . . . . . . . . . . . . . . . .   84
       SECTION 12.3   Disposition of Certain Collateral Without
                      Requesting Release . . . . . . . . . . . . . . . . .   85
       SECTION 12.4   Requesting Release of Collateral . . . . . . . . . .   87
       SECTION 12.5   Substitute Collateral Other Than Cash Collateral . .   88
       SECTION 12.6   Substitution of Cash Collateral. . . . . . . . . . .   89
       SECTION 12.7   Reliance on Opinion of Counsel . . . . . . . . . . .   89
       SECTION 12.8   Purchaser May Rely . . . . . . . . . . . . . . . . .   89

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                                                                            PAGE

       SECTION 12.9   Payment of Expenses. . . . . . . . . . . . . . . . .   89
       SECTION 12.10  Suits to Protect the Collateral. . . . . . . . . . .   90
       SECTION 12.11  Trustee's Duties . . . . . . . . . . . . . . . . . .   90

                                      ARTICLE 13

                                    MISCELLANEOUS

       SECTION 13.1   Trust Indenture Act. . . . . . . . . . . . . . . . .   91
       SECTION 13.2   Compliance Certificates and Opinions . . . . . . . .   91
       SECTION 13.3   Form of Documents Delivered to Trustee . . . . . . .   92
       SECTION 13.4   Acts of Holders. . . . . . . . . . . . . . . . . . .   92
       SECTION 13.5   Notices, Etc., to Trustee and Company. . . . . . . .   93
       SECTION 13.6   Notice to Holders; Waiver. . . . . . . . . . . . . .   94
       SECTION 13.7   Rules by Trustee and Agents. . . . . . . . . . . . .   94
       SECTION 13.8   Effect of Headings and Table of Contents . . . . . .   94
       SECTION 13.9   No Recourse Against Others.. . . . . . . . . . . . .   94
       SECTION 13.10  Successors and Assigns . . . . . . . . . . . . . . .   95
       SECTION 13.11  Separability Clause. . . . . . . . . . . . . . . . .   95
       SECTION 13.12  Benefits of Indenture. . . . . . . . . . . . . . . .   95
       SECTION 13.13  Governing Law. . . . . . . . . . . . . . . . . . . .   95
       SECTION 13.14  Legal Holidays . . . . . . . . . . . . . . . . . . .   95
       SECTION 13.15  Counterparts.. . . . . . . . . . . . . . . . . . . .   95
       SECTION 13.16  No Adverse Interpretation of Other Agreements. . . .   96
       SECTION 13.17  Table of Contents, Headings, etc . . . . . . . . . .   96
       SECTION 13.18  Consent to Jurisdiction and Service of Process . . .   96
       SECTION 13.19  Waiver of Jury Trial . . . . . . . . . . . . . . . .   97

               INDENTURE, dated as of January 2, 1996 between Inamed Corporation, a corporation duly organized and existing under the laws of the State of Florida (the "Company"), having its principal office at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada and Santa Barbara Bank & Trust, a bank duly organized and existing under the laws of the State of California, as Trustee (the "Trustee").

               Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 11% Secured Convertible Notes due 1999 (the "Securities"):


                                      ARTICLE  1

                                     DEFINITIONS

SECTION 1.1    Definitions.

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                       (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                       (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                       (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

                       (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

       Certain terms, used principally in Article 10, are defined in that Article.

               "Act" when used with respect to any Holder, has the meaning specified in Section 13.4.

               "Acquired Indebtedness" means Indebtedness of a person (1) existing at the time such person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from a person, other than Indebtedness incurred in connection with, or in contemplation of, such person becoming a Subsidiary or such acquisition, as the case may be. Acquired Indebtedness shall be deemed to have been incurred on the date of the related acquisition of assets from any person or the date the acquired person becomes a Subsidiary.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any specified Person means the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

               "Agent" means any Registrar, Paying Agent, Conversion Agent, Authenticating Agent or co-registrar.

               "Automatic Conversion" has the meaning specified in Section
10.7.

               "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

               "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state law for the relief of debtors.

               "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in California or Nevada are authorized or obligated by law or executive order to close.

               "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock.

               "Collateral" means all real and personal property and interests in real and personal property now owned or hereafter acquired by the Company or the Guarantors in or upon which a Lien is granted or made under the Collateral Documentation.

               "Collateral Documentation" means the Guarantee and Security Agreements, the Financing Statements, the Intercompany Notes and the endorsements thereof to the Trustee, and all other deeds of trust, assignments, endorsements, collateral assignments and other instruments, documents, agreements or conveyances at any time creating or evidencing Liens or assigning Liens to the Trustee, to secure the obligations of the Company or any Guarantor under the Documents.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 10.6, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

               "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

               "Consolidated Tangible Assets" shall mean, as at any date for any Person, the sum for such Person and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

               (a) the book value of all assets of the Company as reflected on its most recent balance sheet, MINUS

               (b) the sum of the following: the book value of all assets which should be classified as intangibles, including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write-up in the book value of assets resulting from a revaluation of such assets subsequent to December 31, 1995.

               "Conversion Date," has the meaning specified in Section 10.2.

               "Conversion Notice" has the meaning specified in Section 10.2.

               "Conversion Price" has the meaning specified in Section 10.4.

               "Corporate Trust Office" means the principal office of the Trustee in Santa Barbara, California at which at any particular time its corporate trust business shall be administered.

               "Corporation" means a corporation, association, company, joint-stock company or business trust.

               "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

               "Default" means an event that with notice or lapse of time or both would become an Event of Default.

               "Defaulted Interest" has the meaning specified in Section 2.12.

               "Documents" means the Note Purchase Agreement, the Indenture, the Securities, the Collateral Documentation, the Guarantee Agreement and all other security agreements, mortgages, deeds of trust, financing statements, lease assignments, guaranties and other agreements and instruments, together with any assignments, endorsements of, exhibits, schedules or other attachments to all of the foregoing, delivered in connection with the transactions contemplated hereby or thereby, all as amended, supplemented or otherwise modified from time to time.

               "Domestic Guarantors" means the Subsidiaries of the Company that shall have issued to the Trustee for the benefit of the Holders Guarantee and Security Agreements relating to the Company's obligations under this Indenture and the Securities.

               "Environmental Laws" means any and all present and future governmental laws, rules, regulations, orders, approvals or the like relating to the regulation or protection of human or animal health or safety or of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances, materials or wastes into the indoor or outdoor environment, including ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

               "Equity Interests" means any Capital Stock, partnership interest, joint venture interest or other equity interest or warrants, options or other rights to acquire any Capital Stock, partnership interest, joint venture interest or other equity interest.

               "Escrow Agreements" means the Escrow Agreements entered into between the Company and Santa Barbara Bank & Trust pursuant to which up to $10,000,000 and $5,000,000, respectively, of the proceeds of the offering of the Securities will be placed in escrow.

               "Event of Default" has the meaning specified in Section 4.1.

               "Financing Statements" means Form UCC-1 financing statements to be filed in all jurisdictions necessary or desirable in order to perfect the Trustee's security interest in the Collateral and shall include any Form UCC-1 financing statements assigned to the Trustee.

               "Foreign Guarantors" means the Subsidiaries or Affiliates of the Company who execute and deliver Guarantee Agreements.

               "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

               "Guarantors" means Domestic Guarantors and Foreign Guarantors. "Guarantee Agreements" means the Guarantee Agreements of even date herewith in the form of Exhibit D executed by certain Subsidiaries of the Company issuing guarantees of the Company's obligation under the Documents, as the same may be amended modified or supplemented from time to time in accordance with their terms, including with respect to Subsidiaries that become Guarantors thereunder in accordance with the terms of the Note Purchase Agreement.

               "Guarantee and Security Agreements" means the Security Agreement of even date herewith in the form of Exhibit B executed by the Company and the Guarantee and Security Agreements of even date herewith in the form of Exhibit C executed by the Guarantors issuing guarantees and/or granting Liens on certain of the Collateral as partial security for their respective obligations under the Documents, as the same may be amended, modified or supplemented from time to time in accordance with their terms, including with respect to Subsidiaries that become Guarantors thereunder in accordance with the terms of the Note Purchase Agreement.

               "Holder" means a Person in whose name a Security is registered in the Security Register.

               "Indebtedness" means, with respect to any Person, any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof and including any indebtedness issued in exchange for indebtedness for borrowed money), or evidenced by bonds, notes, debentures or similar instrument or representing the balance deferred and unpaid of the purchase price of any property, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with GAAP consistently applied and letters of credit (or reimbursement obligations related thereto); provided, however, that (a) "Indebtedness" shall not include accounts payable to trade creditors or other indebtedness for goods or services crated or assumed in the ordinary course of business and (b) Indebtedness shall include only the principal component of any obligations described above. "Indebtedness" shall also include the principal component of any capital lease obligations (which shall be the capitalized amount determined in accordance with GAAP); obligations secured by a Lien to which any property or asset owned or held by such Person is subject, whether or not the obligations secured thereby shall have been assumed; and guaranties of items that would be included within this definition (regardless of whether such items would appear upon such balance sheet); provided that for purposes of computing Indebtedness outstanding at any time, such items shall be excluded to the extent that they would otherwise be eliminated as intercompany items in consolidation. Any reference in this Indenture to any Indebtedness shall be deemed to include any renewals, extensions, refundings, amendments and modifications of any such Indebtedness.

               "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

               "Intercompany Notes" means the notes from Subsidiaries or Affiliates of the Company in favor of the Company in the form of Exhibit E, as the same may be amended, modified or supplemented from time to time in accordance with their terms, and all other promissory notes or other instruments evidencing Indebtedness of Affiliates or Subsidiaries of the Company to the Company between the Company and its Affiliates.

               "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

               "Lien" means any mortgage, charge, pledge, lien, privilege, security interest or encumbrance of any kind.

               "Mandatory Conversion" has the meaning specified in the form of Security.

               "Material Adverse Change" means a material adverse change in the condition of the property, business, operations, financial condition, liabilities or capitalization of the Company and its Subsidiaries taken as a whole.

               "Maturity" means used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

               "Officers' Certificate" means a certificate signed by any two officers of the Company, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, the Treasurer or a Vice President of the Company.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

               "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                       (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation.

                       (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities;

                       (iii) Securities which have been considered paid pursuant to Section 8.1 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                       (iv)    Securities which have been converted pursuant to
        Section 10.1 or for which a Conversion Notice has been tendered pursuant to Section 10.2.

               "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

               "Permitted Indebtedness" means, without duplication, any of the following Indebtedness of the Company or any Guarantor, as the case may be:

                       (i)     the Senior Indebtedness;

                       (ii) indebtedness incurred to purchase personal property secured by purchase money mortgagees in an amount not to exceed $20 million in the aggregate at any one time outstanding;

                       (iii) any guaranty by a Guarantor or other Subsidiary or Affiliate of the Company of the Indebtedness under subparagraph (i) above;

                       (iv)    Indebtedness and obligations under the
        Securities;
                       (v) any Indebtedness and obligations outstanding on the date of this Indenture as reflected in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 or as set forth on SCHEDULE 2 of this Indenture;

                       (vi) Indebtedness of a Guarantor to the Company or another Guarantor;

                       (vii) Indebtedness that is expressly subordinated in right of payment to the Indebtedness under the Securities.

               "Permitted Liens" means (i) Liens securing Senior Indebtedness;
(ii) Liens that are subordinate to the Lien of the Security Documents; (iii) Liens (other than any Lien imposed under the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute ("ERISA"), or any Environmental Laws) for taxes, assessments or charges of any governmental authority for claims not yet due or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP and enforcement thereof is stayed; (iv) Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) not voluntarily granted for amounts not yet due or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP, and enforcement thereof is stayed; (v) Liens (other than any Lien imposed under ERISA), incurred or deposited made in the ordinary course of business, including without limitation, surety bonds and appeal bonds, in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts; (vi) easements (including without limitation reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other similar restrictions, charges or encumbrances (whether or not recorded) and other Liens incurred in the ordinary course of business, which do not secure indebtedness or the deferred purchase price of any asset and which do not interfere materially with the ordinary conduct of the business of the Company and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Company; (vii) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions, and any amendments thereto, now or at any time hereafter adopted by any governmental authority having jurisdiction; (viii) purchase money liens including Liens securing Acquired Indebtedness (to the extent they do not cover assets other than those acquired) and (ix) the Liens set forth on SCHEDULE 1 of this Indenture.

               "Permitted Investments" shall mean (a) direct obligations of the United States of America, or of any of its agencies, or obligations guaranteed as to principal and interest by the United States of America, or of any of its agencies, in either case maturing not more than 90 days from the date of acquisition of such obligation; (b) deposit accounts in, and certificates of deposit, repurchase agreements or bankers acceptances of any bank or trust company organized under the laws of the United States of America or any state or licensed to conduct a banking or trust business in the United States of America or any state and having capital, surplus and undivided profits of at least $35,000,000, maturing not more than 90 days from the date of acquisition; (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition; and (d) money market funds sponsored by commercial or investment banks unaffiliated with the Obligor.

               "Person" or "person" means any individual, corporation, company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

               "Qualified Capital Stock" means any Capital Stock of the Company that is not and would not be, by its terms, or by the terms of any security into which it is convertible or exchangeable, or upon the happening of an event, required to be repurchased, including at the option of the holder, in whole or in part, and that does not and will not have, upon the happening of an event, a redemption or similar payment due, on or prior to the Stated Maturity of the Securities.

               "Redemption Date" when used with respect to any of the Securities means the Termination Date under the Escrow Agreements.

               "Regular Record Date" for the interest payable on any Interest Payment Date means the March 15, June 15, September 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

               "Responsible Officer" when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "Security Register" and "Registrar" have the respective meanings specified in Section 2.6.

               "Senior Indebtedness" means (i) the principal of, premium, if any, and interest on, and any other Indebtedness of the Company to any bank(s) or institutional lender(s) with principal not exceeding $5,000,000 in aggregate, plus interest and customary expenses with respect to such Senior Indebtedness and (ii) refinancings, deferrals, refundings, replacements, extensions and renewals of or amendments, modifications or supplements to the Senior Indebtedness, not to exceed $5,000,000 in principal amount (excluding capitalized interest) in aggregate.

               "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

               "Stated Maturity" when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest is due and payable.

               "Subsidiary" means a person a majority of the total voting power of the voting stock of which is at the time owned, directly or indirectly, by the Company or by one or more Subsidiaries of the Company.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

               "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, unless and until such time as this Indenture is qualified under the Trust Indenture Act, and thereafter as in effect on the date on which this Indenture is qualified under the Trust Indenture Act, except as otherwise provided in Section 7.3.

               "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt

               "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               "Vice President" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."


                                      ARTICLE 2

                                    THE SECURITIES

SECTION 2.1    FORM AND DATING.

               The Securities shall be substantially in the form of Exhibit A, which is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

               The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture, and to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.2    TITLE AND TERMS.

               The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $35,000,000.00, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 2.5, 2.9, 2.10, 7.5 or 10.2.

               The Securities shall be known and designated as the "11% Secured Convertible Notes due 1999" of the Company. Their Stated Maturity shall be March 31, 1999, and, except as provided in paragraphs 1 and 6 of the Securities and Section 8.14, they shall bear interest at the rate of 11% per annum, from the date of this Indenture or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly on March 31, June 30, September 30 and December 31, commencing March 31, 1996, until the principal thereof is paid or made available for payment.

               The principal of and interest on the Securities shall be payable at the office or agency of the Company in Las Vegas, Nevada maintained for such purpose and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that payment of interest shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

               The Securities shall be redeemable prior to their maturity as provided in Article 9.

               The Securities shall be convertible as provided in Article 10.

               The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article 11.

SECTION 2.3    DENOMINATIONS.

               The Securities shall be issuable only in registered form without coupons and only in denominations of $100,000 and any integral multiple of $25,000 in excess thereof.

SECTION 2.4    EXECUTION, AUTHENTICATION AND DELIVERY.

               The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, its Chief Executive Officer or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

               Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

               No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 2.5    TEMPORARY SECURITIES.

               Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

               If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 8.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized definitions. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 2.6    REGISTRAR AND PAYING AGENT.

               The Company shall maintain or cause to be maintained in such locations as it shall determine, which may be the Corporate Trust Office, an office or agency: (i) where Securities may be presented for registration of transfer or for exchange ("Registrar"); (ii) where Securities may be presented for payment ("Paying Agent"); (iii) where Securities may be presented for conversion (the "Conversion Agent"); and (iv) where notices and demands to or upon the Company in respect of Securities and this Indenture may be served by the Holders of the Securities. The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Security Register"). The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional Conversion Agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture and shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company or any of its subsidiaries may act as Paying Agent, Registrar, Conversion Agent or co-registrar. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, or fails to notify the Trustee of such person, the Trustee shall act as such, and the Trustee shall be entitled to appropriate compensation in accordance with Section 5.7.

               The Company initially appoints the Company as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands in connection with the Securities.

SECTION 2.7    PAYING AGENT TO HOLD MONEY IN TRUST.

               Not later than each due date of the principal of and interest on any Securities, the Company shall deposit with the Paying Agent money sufficient to pay such principal and interest so becoming due.

               The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities (whether such money has been paid to it by the Company, the Guarantors or any other obligor on the Securities or any other

Person), and will notify the Trustee of any default by the Company (or the Guarantors or any other obligor on the Securities or any other Person) in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee.
Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 2.8    SECURITYHOLDER LISTS.

               The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and, in the event and so long as this Indenture is qualified under the Trust Indenture Act, shall otherwise comply with Section 312(a) of the Trust Indenture Act. If the Trustee is not the Registrar, the Company, the Guarantors, the Foreign Guarantors and any other obligor shall furnish to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing, but in any event at least quarterly, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders and, in the event and so long as this Indenture is qualified under the Trust Indenture Act, the Company shall otherwise comply with
Section 312(a) of the Trust Indenture Act.

SECTION 2.9.   TRANSFER AND EXCHANGE.

               (a) When Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of securities of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met (including, if required by the Company, an opinion of counsel to the Holder requesting transfer that an exemption from registration under the Securities Act of 1933, as amended, is available for such transfer). To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made to the Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to
Section 2.5, 7.5 or 10.2).

               (b) The Company shall not be required (i) to issue, register the transfer of or exchange Securities following (A) the effective date with respect to an Automatic Conversion or (B) the Redemption Date, except the unredeemed portion of any Security being redeemed in part or (ii) to register the transfer or exchange of any Security for which a Conversion Notice has been tendered to the Registrar in whole or in part, except the unconverted portion of any Security being converted in part.

SECTION 2.10   REPLACEMENT SECURITIES.

               If the Holder of a Security claims that the Security has been mutilated, destroyed, lost or stolen, then, in the absence of notice to the Company or Trustee that such Security has been acquired by a bona fide purchaser, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. In case any Security which has matured or is about to mature, or has been called for redemption pursuant to Section 9 or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Security), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent of the destruction, loss or theft of such Security and of the ownership thereof. If required by the Trustee or the Company, an indemnity bond must be provided which is sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any Authenticating Agent from any loss which any of them may suffer if a Security is replaced. Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every replacement Security is an additional obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 2.11   TREASURY SECURITIES.

               In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, the Guarantors or any other obligor or an Affiliate of the Company, shall be considered as though they are not Outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

SECTION 2.12   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

               Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

               Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                       (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted

       Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                       (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

               In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided or) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

SECTION 2.13   PERSONS DEEMED OWNERS.

               Prior to the presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 2.12) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 2.14   CANCELLATION.

               All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 2.15   COMPUTATION OF INTEREST.

               Interest on the Securities shall be computed on the basis of a year of twelve 30-day months.

                                      ARTICLE 3

                        SATISFACTION, DISCHARGE AND DEFEASANCE

SECTION 3.1    SATISFACTION AND DISCHARGE OF INDENTURE.

               This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for and except as provided in Section 3.3), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                       (1)     either

                               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.10 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, pursuant to the terms of this Indenture have been delivered to the Trustee for cancellation; or

                               (B)     all such Securities not theretofore
               delivered to the Trustee for cancellation

                                       (i)     have become due and payable, or

                                       (ii)    will become due and payable at
                       their Stated Maturity within one year,

               and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity;

                       (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                       (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 5.7, the obligations of the Trustee to any Authenticating Agent under Section 5.12 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 3.2 and the last paragraph of Section 8.3 shall survive.

SECTION 3.2    APPLICATION OF TRUST MONEY.

               Subject to the provisions of the last paragraph of Section 8.3, all money deposited with the Trustee pursuant to Section 3.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 3.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

SECTION 3.3    REINSTATEMENT.

               If (i) the Trustee or Paying Agent is unable to apply any money in accordance with Section 3.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the Holders of at least a majority in principal amount of Outstanding Securities so request by written notice to the Trustee, the Company's and the Guarantors' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 3.1 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 3.2.

SECTION 3.4    DEFEASANCE.

               Subject to Section 3.7, the Company may, at its option by Board Resolution, at any time, elect to have either paragraph (a) or (b) below applied to the Outstanding Securities upon compliance with the conditions set forth in
Section 3.5 below.

                       (a) Upon exercise of the option applicable to this
               paragraph (a), the Company and the Guarantors shall be deemed to have been released and discharged from their obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "legal defeasance"). For this purpose, the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 3.7 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and the Company and the Guarantors shall be deemed to have satisfied all their other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of Outstanding Securities to receive solely from the trust fund described in Section 3.5 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (ii) the Company's and the Guarantors' obligations with respect to such Securities under Sections 2.5, 2.9, 2.10, 8.2,
               8.3 and 8.14, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Companies' obligations in connection therewith and (iv) this Article 3.

                       (b) Upon exercise of the option applicable to this
               paragraph (b), the Company and the Guarantors shall be released and discharged from their obligations under any covenant contained in Article 6 and in Sections 8.03 through 8.13 and
               8.15 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "Outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders of Securities (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 4.1, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 3.5    CONDITIONS TO DEFEASANCE.

               The following shall be the conditions to application of either paragraph (a) or (b) of Section 3.4 to the Outstanding Securities:

                       (1) The Company shall irrevocably have deposited or
               caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 5.9 who shall agree to comply with the provisions of this Article 3 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. Legal Tender in an amount, (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Legal Tender in an amount, or (C) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity of such principal or installment of interest or upon redemption on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; PROVIDED that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities;

                       (2)  In the case of an election under paragraph (a) of
               Section 3.4 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

                       (3) In the case of an election under paragraph (b) of
               Section 3.4 above, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                       (4) No Default or Event of Default with respect to the
               Securities shall have occurred and be continuing on the date of such deposit or, insofar as Subsection 4.1(6) or 4.1(7) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                       (5) Such defeasance shall not result in a breach or
               violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which any of the Company or the Guarantors is a party or by which they are bound;

                       (6) The Company and the Guarantors shall have delivered
               to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance under Section 3.4 have been complied with; and

                       (7) (a) The Collateral Documentation shall not be
               discharged as a result of such irrevocable deposit under Section
               3.5 unless the Company shall have delivered to the Trustee an Opinion of Counsel, subject to customary exclusions and exceptions reasonably acceptable to the Trustee, to the effect that (i) the Company has authorization to establish such irrevocable trust in favor of the Trustee for the benefit of the Holders under applicable law and the action in establishing the irrevocable trust has been duly and properly authorized by the Company and such authorization has not been revoked, (ii) to their knowledge, the Trustee is an independent trustee with respect to the irrevocable trust, (iii) a valid trust is created at the time of such irrevocable deposit and (iv) the Holders of the Securities will have the sole beneficial ownership interest under applicable law in the money or U.S. Government Obligations so deposited in such trust. The Opinion of Counsel so referred to in this paragraph may contain a qualification that in the event that a court of competent jurisdiction were to determine that the trust funds remained owned by the Company after such deposit, the Holders of the Securities will have a non-avoidable first-priority perfected security interest under applicable law in the money or U.S. Government Obligations so deposited (for the limited purpose of the Opinion of Counsel referred to in this paragraph, such opinion may contain an assumption that the conclusions contained in a customary solvency letter by a nationally recognized appraisal firm, dated as of the date of the deposit and taking into account such deposit, or a customary alternative certificate reasonably acceptable to the Trustee, are accurate, PROVIDED that such solvency letter or certificate is also addressed and delivered to the Trustee).

                       (b) It is the intention of the parties hereto that a
               valid trust for the benefit of the Holders of the Securities be created at the time that the Company makes the deposit pursuant to Section 3.5. The security interest in such deposit that is granted herein to the Trustee for the benefit of the Holders of the Securities is intended solely as protection for the Holders of the Securities in the event that a court of competent jurisdiction were to determine either that (i) such trust had not been validly created or (ii) such trust is not enforceable. The Company hereby grants to the Trustee for the benefit of the Holders a security interest in all money, funds, investments or other property deposited with the Trustee pursuant to Section
               3.5 to
               secure the Company's obligations under the Indenture and the Securities.

                       (c) The Company shall take any and all acts necessary to
               create, perfect and maintain, in favor of the Holders of the Securities, a first-priority security interest in the money and U.S. Government Obligations so deposited and shall take any other action and execute and deliver any other documents that may reasonably be requested by the Trustee to effectuate or evidence such security interest, and shall do all of the above at such appropriate time so that such security interest shall attach to the deposit at the time such deposit is made and shall at all times be perfected.

                       (d) Notwithstanding the foregoing, prior to the end of
               the 91-day period following the irrevocable deposit referred to above, none of the obligations of the Company or the Guarantors under this Indenture or the Collateral Documentation shall be discharged, unless and until the Company shall have delivered to the Trustee a Current Appraisal as of a date no more than 60 days prior to the date of such irrevocable deposit reflecting the Appraised Fair Market Value of the Collateral in an amount not less than 120% of the amount of such irrevocable deposit and an Opinion of Counsel, subject to customary exclusions and exceptions, to the effect that based on such Current Appraisal, the irrevocable deposit will not be subject to avoidance as a preferential transfer under 11 U.S.C. Section 547, as it may be amended from time to time.

SECTION 3.6 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

               Subject to the provisions of the last paragraph of Section 8.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 3.6, the "Trustee") pursuant to Section 3.5 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or any of its Subsidiaries acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

               The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 3.5 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

               Anything in this Article 3 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 3.5 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 3.5(l)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

               The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest on the Securities that remains unclaimed for two years; PROVIDED that the Company shall have first caused notice of such payment to be published one in a newspaper of general circulation in the City of New York or mailed to each Holder entitled thereto no less than 30 days prior to such repayment. After that, Holders entitled to the money must look to the Company for payment as general creditors unless otherwise provided by law.

SECTION 3.7    REINSTATEMENT.

               If the Trustee or Paying Agent is unable to apply any money in accordance with Section 3.4 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Companies' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 3.4 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 3.4; PROVIDED, HOWEVER, that, if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                      ARTICLE 4

                                       REMEDIES

SECTION 4.1    EVENTS OF DEFAULT.

               "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                       (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 10 days; or

                       (2) default in the payment of the principal of any Security at its Maturity; or

                       (3) default in the performance of any agreement or covenant in, or provision of, the Securities, or the other documents executed and delivered in connection with this Indenture (including any Document) and to which the Company or a Guarantor is a party (other than a covenant a default in whose performance is elsewhere in this Section specifically dealt with), or any representation or warranty made in any document executed and delivered in connection with this Indenture (including any Document) was false in any material respect on the date as of which made or deemed made, and continuance, except with respect to the covenants contained in Sections 8.7, 8.8, 8.9, 8.10 and 8.15 and with respect to Sections 8.16 and 8.17 for which there shall be 30-day cure periods for which there shall be no cure period, of such default, breach or misrepresentation for a period of 20 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the outstanding Securities a written notice specifying such default, breach or misrepresentation and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or

                       (4) a default under any mortgage, indenture, instrument or agreement other than under clause (3) above under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any Guarantor, whether such Indebtedness now exists or shall be created hereafter, if the holder or holders of at least $750,000 in principal amount of such Indebtedness cause such $750,000 (or more) on principal amount of Indebtedness to become due and payable prior to its stated maturity; or

                       (5) a final judgment or judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any Guarantor and such remains undischarged for a period (during which execution shall not effectively be stayed) of 60 days, provided that the aggregate of all such judgments that are not covered by insurance under which the Company is a beneficiary exceeds $1,000,000; or

                       (6) the Company or any Guarantor pursuant to or within the meaning of any Bankruptcy Law: (a) commences a voluntary case; (b) consents to the entry of an order for relief against it in an involuntary case; (c) consents to the appointment of a Custodian of it or all or substantially all of its property; (d) makes a general assignment for the benefit of its creditors; or (e) admits in writing its inability to generally to pay its debts as the same become due; or

                       (7) the entry by a court having jurisdiction in the premises of an order or decree under any Bankruptcy Law that: (a) is for relief against the Company or any Guarantor in an involuntary case;
       (b) appoints a Custodian of the Company or any Guarantor or for all or substantially all of the property of the Company or any Guarantor; or
       (c) orders the liquidation of any of the Company or any Guarantor and the order or decree remains unstayed and in effect for 60 days; or

                       (8) a court of competent jurisdiction enters a final judgment holding any of the documents delivered in connection with this Indenture (including any Document) to be invalid or unenforceable and such judgment remains unstayed and in effect for a period of 20 consecutive days; or the Company shall assert, in any pleading filed in such a court, that any of the documents delivered n connection with this Indenture are invalid or unenforceable; or

                       (9) the Company or any Guarantor defaults in the payment of any amounts due pursuant to the terms of any document executed and delivered by the Company or such Guarantor in connection with this Indenture (other than payments elsewhere in this Section specifically dealt with).

SECTION 4.2    ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

               If an Event of Default (other than an Event of Default specified in clause (6) or (7) of Section 4.1 with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least a majority in principal amount of the then Outstanding Securities by notice to the Company and the Trustee, may declare the unpaid principal of and any accrued interest on all the Securities to be due and payable. Upon such declaration, the principal and interest shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 4.1 occurs with respect to the Company, such an amount shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 4.3    OTHER REMEDIES.

               If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities, the Guarantee and Security Agreements, this Indenture or the other Documents, or to realize upon any Collateral.

               The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.


SECTION 4.4    WAIVER OF PAST DEFAULTS.

               The Holders of a majority in principal amount of Outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security or in respect of a covenant or provision of this Indenture that cannot be modified or amended without the consent of all Holders. Upon such waiver, such default shall cease to exist, and any

Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 4.5    CONTROL BY MAJORITY.

               The Holders of a majority in principal amount of Outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of other Holders, or would involve the Trustee in personal liability.

SECTION 4.6    LIMITATION ON SUITS.

               A Holder may pursue a remedy with respect to this Indenture or the Securities only if:

                       (1) the Holder gives to the Trustee notice of a continuing Event of Default;

                       (2) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

                       (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                       (4) the Trustee does not comply with the request within 30 days after receipt of the request and the offer of indemnity; and

                       (5) during such 30-day period the Holders of a majority in principal amount of the then Outstanding Securities do not give the Trustee a direction inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 4.7    RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

               Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 4.8    COLLECTION SUIT BY TRUSTEE.

               If an Event of Default specified in Section 4.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, the Guarantors or any other obligor on the Securities for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 4.9    TRUSTEE MAY FILE PROOFS OF CLAIM.

               The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, the Guarantors or any other obligor or their respective creditors or property. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 4.10    PRIORITIES.

               If the Trustee collects any money pursuant to this Article or by exercise of its remedies under the Documents, it shall pay out the money in the following order and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               First:          to the Trustee for amounts due under Section
                               5.7;

               Second: to the Holders of Senior Debt to the extent required by Article 11; and

               Third: to Holders for amounts due and unpaid on the Securities for principal and interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

               Fourth: to the Company, the Guarantors or any other obligors on the Securities, as their interests may appear, or as a court of competent jurisdiction may direct.

               The Trustee may fix a record date and payment date for any payment to Holders.

SECTION 4.11   UNDERTAKING FOR COSTS.

               In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to any suit instituted by the Company or by the Trustee, a suit by a Holder for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security or for the enforcement of the right to convert any Security in accordance with Article 10, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

SECTION 4.12   RIGHTS AND REMEDIES CUMULATIVE.

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.10, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity otherwise. The assertion or employment of any right or remedy hereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 4.13   DELAY OR OMISSION NOT WAIVER.

               No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 4.14   WAIVER OF STAY OR EXTENSION LAWS.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.


                                      ARTICLE 5

                                     THE TRUSTEE

SECTION 5.1    CERTAIN DUTIES AND RESPONSIBILITIES.

                       (a) Except during the continuance of an Event of Default,

                               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                       (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by Indenture, and use the same degree of care and skill in their exercise, prudent person would exercise or use under the circumstances in the conducting its own affairs.

                       (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                               (2)  the Trustee shall not be liable for any
               error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                               (3)  the Trustee shall not be liable with
               respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                               (4)  no provision of this Indenture shall
               require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder;

                               (5) the Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense; and

                               (6)  the Trustee shall not be liable for
               interest on any money received by it except as the Trustee may agree in writing with the Company and the Guarantors. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                       (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                       (e) The Trustee is authorized and directed on behalf of the Holders to acquire as Trustee and using proceeds of the offering of the Securities, all right title and interest of First Interstate Bank of California and its Affiliates in and to all loans made by such Persons to the Company or its Affiliates, including all security agreements and financing statements related thereto pursuant to the terms of the Loan Purchase Agreement, in the form attached hereto as EXHIBIT F. The Company shall cause to be segregated from the proceeds of the offering of Securities sufficient funds to effect such acquisition. The Trustee is expressly authorized to execute such documents and take such other action as it deems reasonable to effect the foregoing. The Company and the Trustee agree and the Holders by acquisition of the Securities agree that upon its acquisition by the Trustee, the terms of such loan shall be automatically modified without further act of any Person to provide that the principal of such loan shall become an undivided portion of the principal of all of the Securities issued hereunder (and each Holder shall have a proportionate interest in such principal amount) and that the provisions of such loan documents and agreements relating to any payments due or performance required of the Company or any of its Affiliates relating to such loan shall be modified to become, and shall be fully discharged by performance of the Company under, the terms and conditions of this Indenture and the Securities. In no event shall the Trustee be obligated or entitled to enforce (or subject to liability for failure to enforce) any term or condition of such loan documents other than the enforcement of any security interests granted thereunder upon and during the occurrence and continuation of a Default or Event of Default under the Documents (other than such loan documentation). Upon such purchase, rights, powers, title and remedies of the First Interstate Bank of California under such loan documentation shall be vested in the Trustee.

                       (f) The Company and the Trustee acknowledge and agree and the Holders by acquisition of the Securities acknowledge and agree that (1) in order to enforce some of the rights and duties of the Trustee under this Indenture, it may be necessary for the Trustee to act or cause others to take actions in jurisdictions in which Trustee currently is not or in the future may not be authorized to transact business as a fiduciary or otherwise, (2) the parties do not expect the Trustee to become so qualified to transact business in such jurisdictions, and (3) consequently it is recognized that in the event of litigation under this Indenture, and in particular in the event of enforcement of the rights of the Trustee following an Event of Default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or act as Trustee hereunder in any jurisdiction, or take any action that may be desirable or necessary in connection therewith, it may be necessary that the Trustee (and the Trustee is hereby authorized to) appoint an additional individual or institution as a separate Trustee or co-Trustee.

                       If the Trustee appoints any such individual or institution as a separate co-Trustee, then each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-Trustee but only to the extent necessary to enable such separate or co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-Trustee shall run to and be enforceable by either of them.

                       Upon request of the Trustee, the Company shall make, execute, acknowledge and deliver such documents as may be necessary or appropriate to perfect or clarify the authority of such separate or co-Trustee and confirm to it such rights, powers, duties and obligations as the Trustee determines to be appropriate and as are consistent with the rights, powers, duties and obligations of the Trustee under this Indenture.

                       The Company and the Trustee acknowledge and the Holders by acquisition of the Securities acknowledge that Trustee is acting not only as trustee under this Indenture, but also as Escrow Agent pursuant to the Escrow Agreements executed by Trustee (as Escrow Agent) and the Company with respect to deposits of $10,000,000, and $5,000,000, respectively. The Trustee shall not have any liability to any person solely by reason of any actual or potential conflict between its duties as Trustee under this Indenture and its duties as Escrow Agent under the Escrow Agreement.

SECTION 5.2    RIGHTS OF TRUSTEE.

               (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                       (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                       (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                       (d) Subject to Section 5.1, the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

SECTION 5.3    INDIVIDUAL RIGHTS OF TRUSTEE.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantors or an Affiliate of any of them with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 5.10 and 5.11.

SECTION 5.4    TRUSTEE'S DISCLAIMER.

       The Trustee makes no representation or warranty concerning, and shall have no liability with regard to (a) the accuracy or reliability or completeness of any statement, representation or warranty, or of any disclosures (whether oral or written) made by the Company or the Guarantors in connection with the sale of the Securities, including in any offering memorandum or circular distributed in connection with the sale of the Securities, (b) the Company's compliance with applicable securities rules governing the sale of the Securities, (c) the validity, adequacy or enforceability of this Indenture, the Securities, the Guarantee and Security Agreements or any other Document, (d) the Company's use of the proceeds from the sale of the Securities, (e) the perfection or priority of any lien created or intended to be created by the Guarantee and Security Agreements or any other Document, or (f) any recitation of facts or alleged facts in this Indenture or any Document.

SECTION 5.5    NOTICE OF DEFAULTS.

               If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall, as soon as practicable thereafter and in any event within 10 days after it occurs, mail to Holders a notice of the Default or Event of Default. For purposes of this Indenture, the Trustee shall not be deemed to "know" or "have knowledge" or "be aware" or otherwise be charged with knowing any fact or circumstance unless either (i) a person who is an executive officer of the Trustee (as determined by the Trustee's Board of Directors for the period for which such determination is being made) has actual knowledge of such fact or circumstance or (ii) written notice of such fact or circumstance is sent to the Trustee in accordance with Section 13.5(1), below.

SECTION 5.6    REPORTS BY TRUSTEE TO HOLDERS.

               In the event and so long as this Indenture is qualified under the Trust Indenture Act, within 60 days after each January 1 beginning on the January 1 following the date of this Indenture, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with Trust Indenture Act Section 313(a). Whether or not this Indenture is qualified under the Trust Indenture Act, within 60 days after each January 1 beginning on the January 1 following the date of this Indenture, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with Trust Indenture Act Section 313(a)(3), (7) and (8). In the event and so long as this Indenture is qualified under the Trust Indenture Act, the Trustee also shall comply with Trust Indenture Act Section 313(b)(1) and Trust Indenture Act
Section 313(b)(2) and the Trustee shall transmit by mail all reports as required by Trust Indenture Act Section 313(c).

               Commencing at the time and so long as this Indenture is qualified under the Trust Indenture Act, a copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on any securities exchange.

SECTION 5.7    COMPENSATION AND INDEMNITY.

               The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

               The Company shall indemnify the Trustee against any loss or liability incurred by it except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

               The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

               To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities and except for moneys held pursuant to the Escrow Agreements.

               When the Trustee incurs expenses or renders services after an Event of Default specified in Section 4.1(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 5.8    REPLACEMENT OF TRUSTEE.

               A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

               The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                       (1)     the Trustee fails to comply with Section 5.10;

                       (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                       (3) a Custodian or public officer takes charge of the Trustee or its property; or

                       (4)     the Trustee becomes incapable of acting.

               If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company and any other obligor shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of Outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

               If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the expense of the Company), the Company or the Holders of at least 10% in principal amount of Outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               If the Trustee fails to comply with Section 5.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 5.7. Notwithstanding replacement of the Trustee pursuant to this Section 5.8, the Company's obligations under Section 5.7 hereof shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

SECTION 5.9    SUCCESSOR TRUSTEE BY MERGER, ETC.

               If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 5.10   ELIGIBILITY; DISQUALIFICATION.

               This Indenture shall always have a Trustee who satisfies the requirements of Trust Indenture Act Section 310(a)(1). The Trustee shall always have a combined capital and surplus of not less than $35,000,000. In the event and so long as this Indenture is qualified under the Trust Indenture Act, the Trustee shall be subject to Trust Indenture Act Section 310(b), including the optional provision permitted by the second sentence of Trust Indenture Act
Section 310(b)(9).

SECTION 5.11   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

               The Trustee shall be subject to Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act
Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

SECTION 5.12   APPOINTMENT OF AUTHENTICATING AGENT.

               The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial conversion or pursuant to Section 2.10, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus required of a Trustee hereunder and subject to supervision or examination by Federal or State authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

               Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

               An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

               The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 5.7.

                                      ARTICLE 6

                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 6.1    COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

               Neither the Company nor any Guarantor shall consolidate or merge with or into any other Person, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its respective properties and assets to any Person or group of affiliated Persons unless at the time and after giving effect thereto:

               (1) either (a) the Company or any Guarantor shall be the continuing corporation or (b) the Person formed by or surviving any such consolidation or merger (if other than the Company or a Guarantor, as the case may be), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made, is a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia;

               (2) the corporation formed by or surviving any such consolidation or merger (if other than the Company or a Guarantor, as the case may be), or to which such sale, transfer, lease, conveyance or other disposition shall have been made, assumes by supplemental indenture and any other Documents necessary or desirable in the opinion of Trustee's counsel, in form and substance satisfactory to the Trustee, all the obligations of the Company or such Guarantor, as the case may be, under the Securities, the Guarantee and Security Agreements, this Indenture and the other Documents to which such Person was a party immediately preceding such transaction;

               (3) immediately prior to such transaction and immediately after giving effect to such transaction on a pro forma basis no Default or Event of Default shall have occurred and be continuing;

               (4) immediately after giving effect to such transaction on a pro forma basis, the Company (or the surviving Person if the Company is not to be the continuing obligor under this Indenture) could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under this Indenture;

               (5) immediately after giving effect to such transaction on a pro forma basis, the consolidated net worth of the Company (or the surviving Person if the Company is not to be the continuing obligor under this Indenture) is at least equal to the consolidated net worth of the Company immediately before such transaction; and

               (6) the Lien of the Collateral Documentation and the rights of the Trustee and the Holders thereunder and under the Indenture have not been impaired.

               The Company shall deliver or cause to be delivered to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate and an Opinion of Counsel, each in form and substance reasonably satisfactory to the Trustee and stating that such transaction and the supplemental indenture in respect thereof comply with the provisions of this Indenture and that all conditions precedent provided in this Section relating to such transaction have been complied with and that the Lien of the Collateral Documentation and the rights of the Trustee and the Holders thereunder and under the Indenture have not been impaired.

SECTION 6.2    SUCCESSOR SUBSTITUTED.

               Upon any consolidation of the Company or any Guarantor with, or merger of the Company or any Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 6.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                      ARTICLE 7

                                      AMENDMENTS

SECTION 7.1    WITHOUT CONSENT OF HOLDERS.

               The Company, the Guarantors and the Trustee may amend this Indenture, the Securities or the other Documents without the consent of any
Holder:

                       (1)     to cure any ambiguity, defect or inconsistency;

                       (2) to provide for uncertificated Securities in addition to certificated Securities;

                       (3) to provide for the assumption of the Company's obligations to Holders of Securities in a transaction governed by
       Article 6;

                       (4) to provide for conversion rights of Holders of Securities identical to the conversion rights contained on this Indenture as modified under Article 10 upon the merger, consolidation or sale of all or substantially all of the assets of the Company in accordance with Article 6;

                       (5)     to reduce the Conversion Price;

                       (6) to make any change that would provide additional rights to or benefits to the Holders or that does not adversely affect the legal rights hereunder of any Holder; and

                       (7) to comply with any requirements of the Commission in connection with the qualification or requalification of this Indenture under the Trust Indenture Act.

SECTION 7.2    WITH CONSENT OF HOLDERS.

               Subject to Section 4.7, the Company and the Trustee may amend this Indenture, the Securities or any other Document with the written consent of the Holders of at least a majority in principal amount of Outstanding Securities. Subject to Sections 4.4 and 4.7, the Holders of a majority in principal amount of the Securities then outstanding may also waive compliance in a particular instance by the Company or the Guarantors with any provision of this Indenture or the Securities or any other Document.

               However, without the consent of each Holder affected, an amendment or waiver under this Section may not:

                       (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

                       (2) reduce the rate of or change the time for payment of interest on any Security;

                       (3) reduce the principal of or change the fixed maturity of any Security or alter the redemption provisions with respect thereto;

                       (4) make any Security payable in money other than that stated in the Security;

                       (5) make any change in Section 4.4, 4.7 or 7.2 (this sentence); or

                       (6) waive a default in the payment of the principal of, or interest on, any Security.

               The Holders of at least 66-2/3% in principal amount of Outstanding Securities may release any portion of the Collateral, whether constituting less than or all or substantially all of the Collateral, from the Liens granted under the Collateral Documentation, without compliance with the requirements of the last paragraph of Section 12.2 of this Indenture, unless this Indenture previously has been qualified under the Trust Indenture Act and the Trust Indenture Act prohibits such a release. It is the intent of the parties that any release of Collateral consented to by the Holders of at least 66-2/3% in principal amount of Outstanding Securities shall not be in contravention of the provisions of the Indenture within the meaning of
Section 314(d) of the Trust Indenture Act in the event it is applicable to this Indenture.

               To secure a consent of the Holders under this Section it shall not be necessary for the Holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

               After an amendment or waiver under this Section becomes effective, the Company shall mail to Holders a notice briefly describing the amendment or waiver.

SECTION 7.3    COMPLIANCE WITH TRUST INDENTURE ACT.

               From the date on which this Indenture is qualified under the Trust Indenture Act, every amendment, waiver or supplement under this Indenture or the Securities shall comply with the Trust Indenture Act as then in effect.

SECTION 7.4    REVOCATION AND EFFECT OF CONSENTS.

               Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment or waiver (or before such later date as may be required by law or securities exchange rule).

               The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

               After an amendment or waiver becomes effective it shall bind every Holder, unless it is of the type described in any of clauses (1) through
(6) of Section 7.2. In such case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 7.5    NOTATION ON OR EXCHANGE OF SECURITIES.

               The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

SECTION 7.6    TRUSTEE PROTECTED.

               The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights. The Trustee may request an Opinion of Counsel and an Officers' Certificate stating that such supplemental indenture is permitted hereunder and all conditions precedent have been complied with.


                                      ARTICLE 8

                                      COVENANTS

SECTION 8.1    PAYMENT OF PRINCIPAL AND INTEREST.

               The Company shall pay the principal of and interest on Securities on the dates and in the manner provided in the Securities and in accordance with the terms hereof. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds in trust on that date U.S. Legal Tender designated for and sufficient to pay the installment; provided, however, that U.S. Legal Tender held by the Trustee after receipt of notice provided for in Section 11.12 below and for the benefit of holders of Senior Indebtedness pursuant to the provisions of Article 11 hereof shall not be considered to be designated for the payment of any installment of principal of or interest on the Securities within the meaning of this Section 8.1.

SECTION 8.2    MAINTENANCE OF OFFICE OR AGENCY.

               The Company will maintain in Las Vegas, Nevada an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

               The Company may also from time to time designate one or more other offices or agencies (in or outside Nevada) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations, PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Las Vegas, Nevada) for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 8.3    MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

               If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

               Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

               The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                       (1) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

                       (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

                       (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

               The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, PROVIDED, HOWEVER, that the Company shall attempt, not less than twice prior to the termination of such two-year period, to contact the Holder at its last known address in the Security Register or any other address provided by such Holder to the Company or the Trustee for such purpose and PROVIDED FURTHER that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.4    EXISTENCE.

               Subject to Article 6, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, material rights (charter and statutory) and franchises and the material rights and franchises of all Guarantors.

SECTION 8.5    MAINTENANCE OF PROPERTIES.

               The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such if such discontinuance is, in the reasonable, good faith judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 8.6    PAYMENT OF TAXES AND OTHER CLAIMS.

               The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 8.7    LIMITATION ON INDEBTEDNESS.

               The Company will not, and will not permit any Guarantor to, create, incur, assume or directly or indirectly guarantee or in any other manner become directly or indirectly liable for the payment of (collectively, "incur") any Indebtedness (excluding Permitted Indebtedness and Acquired Indebtedness and Indebtedness which is a Guaranty of an Indebtedness of the Company or a subsidiary that is otherwise Permitted Indebtedness).


SECTION 8.8    LIMITATION ON ENCUMBRANCES.

               The Company will not, and will not permit any Guarantor to, directly or indirectly, create, incur, assume or otherwise suffer to exist or cause or otherwise suffer to become effective any Lien in or on any right, title or interest to any property (real or personal) that constitutes all or any portion of the Collateral

(a "Restricted Encumbrance," which term excludes the Lien created in favor of the Trustee for the benefit of the holders of the Notes and any Lien in favor of a holder of Senior Indebtedness) unless (i) such Restricted Encumbrance is a Permitted Lien; or (ii) such Restricted Encumbrance ranks junior to the Lien of the Security Documents and is granted to secure Indebtedness which, together with all other Indebtedness secured pursuant to this clause (ii), is in an aggregate principal amount not to exceed the sum (without duplication) of (A) the original principal amount of the Securities (less the principal amount of the Outstanding Securities at the time of any calculation), (B) the amount available under the bank credit facility described in clause (i) of Permitted Indebtedness and (C) $50 million in subordinated Indebtedness.

               Notwithstanding the foregoing, the Company or any Guarantor may create or incur or permit to exist purchase money Restricted Encumbrances upon any personal property acquired by such person provided that no such purchase money Restricted Encumbrance upon any personal property acquired after the date of this Indenture shall extend to or cover any other property or, at the time incurred, secure Indebtedness in excess of 90% of the lesser of the cost or fair market value of the property subject to such purchase money Restricted Encumbrance. Restricted Encumbrances permitted by this paragraph plus the aggregate amount of all leases on personal property comprising the Collateral and secured by such Restricted Encumbrances shall not, at any time, exceed $20 million.

SECTION 8.9    LIMITATION ON RELATED PARTY TRANSACTIONS.

               The Company will not and will not permit any Guarantor to enter into any transaction with a related party (any officer, director or 10% or more shareholder of the Company, or any Affiliate thereof, including family members of such related party), unless such transaction is on terms which are not less favorable than those terms which would be obtained in a comparable arms-length transaction with an unaffiliated party.

SECTION 8.10   LIMITATION ON DIVIDENDS.

               The Company shall not, directly or indirectly: (1) declare or pay any dividend on, or make any distribution to the holders (as such) of, any shares of its Capital Stock (other than dividends or distributions payable solely in shares of Qualified Capital Stock or rights or warrants of the type described in Section 10.5(d)); or (2) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company.

SECTION 8.11   SUBSIDIARY GUARANTEES.

               The Company shall cause its existing and future wholly-owned direct and indirect Subsidiaries organized under the laws of any state of the United States (or the District of Columbia) to jointly and severally guarantee the obligations of the Company under the Securities and this Indenture pursuant to a Guarantee and Security Agreement. The Company shall cause such guarantees to be executed and delivered by all of the Domestic Guarantors in existence on the date of the Indenture concurrently with the execution and delivery of this Indenture. To the extent that the Company establishes or acquires direct and indirect Subsidiaries which are organized under the laws of a state of the United States and doing business in the United States after the date of this Indenture, the Company shall use its best efforts to cause such Subsidiary to jointly and severally guarantee the obligations of the Company under the Securities and the Indenture pursuant to a Guarantee and Security Agreement. To the extent that any U.S. Subsidiary of the Company is not required to execute and deliver a guarantee as contemplated above, such Subsidiary shall comply with
Section 8.15 and not engage in any new business activities and the Company shall cause any such Subsidiary to become a Domestic Guarantor upon the terms and conditions provided in this Section 8.11 upon such Subsidiary having assets with an aggregate fair market value of $100,000 or more.

               The Company shall cause its existing and future direct and indirect Subsidiaries organized under the laws of any jurisdiction other than any state of the United States or the District of Columbia to jointly and severally guarantee the obligations of the Company under the Securities and this Indenture pursuant to a Guarantee Agreement. The Company shall cause such Guarantee Agreements to be executed, delivered and approved by all of such Foreign Guarantors in existence on the date of the Closing within sixty (60) days after the Closing. The Company shall comply with Section 8.15 with respect to any such Subsidiary that does not become a Guarantor.

               Notwithstanding the foregoing, a Subsidiary of the Company shall not be required to become a Guarantor under this Indenture to the extent that such Subsidiary either (i) is prohibited under applicable law (but not by the terms of any contract) from becoming a Guarantor and compliance with any such law would be materially burdensome to such Subsidiary or (ii) has assets with an aggregate fair market value of less than $100,000 supporting that entity.

       In the event of a sale or other disposition of all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of any Guarantor, then such Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the Capital Stock of such Guarantor) or the person acquiring the property (in the event of a sale or other disposition of all of the assets of such Guarantor) will be released and relieved of any obligations under its guarantee, provided that Article 6 is complied with and the proceeds of such sale or other disposition are subject to the security interests in favor of the Trustee or are otherwise applied in accordance with the provisions of this Indenture.

SECTION 8.12   ADDITIONAL OFFERINGS OF SECURITIES.

               The Company hereby grants to each of the Holders, exercisable so long as such Person is a Holder, a preemptive right to subscribe for any additional offering of securities (other than rights referred to in Section 10.5(d)), on a pro rata basis based upon the principal amount of Securities Outstanding. So long as Securities are Outstanding, the Company will provide notice to each Holder of each proposed offering of securities, which notice shall be provided not later than 15 days prior to the proposed closing of such offering. Such notice shall include a description of the material terms of such offering, the proposed closing date and the principal amount of Securities then Outstanding. Each Holder shall have the right, exercisable by delivery to the Company of notice of such exercise within 10 days of the date of the Company's notice, to purchase its pro rata share of the securities offered. Delivery of any such notice shall constitute an irrevocable offer by such Holder to purchase the securities proposed to be offered by the Company on the terms generally applicable to all offerees in such offering, including the purchase price, securities terms and closing conditions and procedures of such offering.

SECTION 8.13   PLEDGES OF INTERCOMPANY NOTES.

       The Company shall promptly pledge all Intercompany Notes (and all security agreements and documents relating thereto) to the Trustee as Collateral under the Collateral Documentation. To the extent that, on or after the date hereof, the Company makes any cash investment in any of its subsidiaries (in accordance with Section 8.15) which are organized under the laws of and doing business in the United States, such investment shall be required to be made in the form of a loan, which shall be evidenced by an Intercompany Note. All Intercompany Notes shall be pledged by the Company to the Trustee as Collateral.

SECTION 8.14   REGISTRATION RIGHTS.

               The Company shall: (i) use its best efforts to file as or before March 31, 1996 (the "Filing Deadline") with the Commission, and shall use its best efforts to cause to become effective, a registration statement on Form S-3 with respect to the shares of the Company's Common Stock issuable upon the conversion of the Securities. In the event the Commission or its staff determines that the Company is not eligible to register the shares of the Company's Common Stock issuable upon the conversion of the Securities on Form S-3, then the Company shall use its best efforts to file with the Commission by the Filing Deadline and shall use its best efforts to cause to become effective a registration statement on Form S-1 or another appropriate form of the Commission. The Company shall keep such registration statement on Form S-3 effective as long as permissible under the securities laws and shall keep any such registration statement on Form S-1 (or other form) effective until thirty (30) days following the earlier of: (A) Mandatory Conversion of the Securities or (B) the Stated Maturity of the Securities. If any such registration statement is not filed with the Commission on or before the Filing Deadline, then the Company shall pay as liquidated damages additional interest on the principal amount of the Securities, payable in cash and equal to one-half of one percent (1/2%) per annum, to Holders of the Securities. If a registration statement with respect to the shares of the Company's Common Stock issuable upon conversion of the Securities is not declared effective by the Commission within 90 days of the Filing Deadline, then the Company shall pay as liquidated damages additional interest on the principal amount of the Securities, payable in cash and equal to one-half of one percent (1/2%) per annum, to Holders of the Securities. The amount of the liquidated damages (and the additional interest payable on the principal amount of the Securities) will increase by an additional one-half of one percent (1/2%) per annum with respect to each subsequent 90-day period until a registration statement with respect to the shares of the Company's Common Stock issuable upon conversion of the Securities is declared effective by the Commission, up to a maximum amount of liquidated damages (additional interest) of five percent (5%) per annum. Such additional interest as liquidated damages with respect to the filing of a registration statement shall accrue until such time as the registration statement is filed with the Commission and such additional interest as liquidated damages with respect to the effectiveness of a registration statement shall accrue until such time as a registration statement complying with this Section 8.14 is declared effective by the Commission. The payment of such interest shall not excuse the Company from its obligations to use its best efforts to register such shares of the Company's Common Stock issuable upon the conversion of the Securities.

SECTION 8.15   RESTRICTED INVESTMENTS.

               The Company shall not, directly or indirectly, make or cause or permit, or permit any of its Subsidiaries to make or cause or permit, any direct or indirect advance, loan or other extension of credit to, or guarantee of any Indebtedness of, capital contribution to, or purchase or other acquisition of any Equity Interests in, any Subsidiary that is not a Guarantor or in any other Person, in each case other than Permitted Investments.

SECTION 8.16   OPERATING PROFIT.

               The Company's consolidated earnings before interest and taxes and before any charges relating to the Bristol, Baxter, 3M, McGhan and Union Carbide Revised Settlement Program, the mandatory class referred to in clause
(i) of the first sentence of Section 10.7 or any other administration, settlement or discharge of products liability litigation ("Operating Profit") shall be greater than $10 million for the twelve month period ending December 31, 1996 and each twelve month period thereafter ending on each March 31, June 30, September 30 and December 31 (I.E., rolling 12-month periods). Operating Profit shall also exceed $2.0 million, $2.5 million and $2.75 million for the quarters ended March 31, June 30 September 30 1996, respectively, and shall also exceed $1.5 million for each of the quarters ended March 31, June 30, September 30 and December 31 of each quarter thereafter. Notwithstanding the foregoing, in the event of non-compliance with the financial covenant contained in this
Section 8.16 for any period, the Company may within 30 days of the date for issuance of any Officers' Certificate with respect to compliance for such period cure the Default by raising cash through the issuance of any securities junior in right of payment to the Securities in an amount which if added to Operating Profit would have made the Company in compliance with the covenant for such period.

SECTION 8.17   TANGIBLE ASSETS.

               The Company's Consolidated Tangible Assets shall exceed $50 million on March 31, 1996 and each quarter thereafter; PROVIDED, HOWEVER, that in the event of non-compliance with the financial covenant contained in this
Section 8.17 for any period, the Company may within 30 days of the date for issuance of any Officers' Certificate with respect to compliance for such period cure the Default by raising cash through the issuance of any securities junior in right of payment to the Securities in an amount which if added to Consolidated Tangible Assets would have made the Company in compliance with the covenant for such period.

SECTION 8.18   STATEMENT BY OFFICERS AS TO DEFAULT.

               The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof or, with respect to compliance with the covenants contained in Sections 8.16 and 8.17, within 30 days of the end of any quarterly period other than one ending at the end of the fiscal year of the Company, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 8.4 to 8.17, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 8.19   WAIVER OF CERTAIN COVENANTS.

               The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 8.4 to 8.17, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                      ARTICLE 9

                               REDEMPTION OF SECURITIES

SECTION 9.1    NO RIGHT OF REDEMPTION.

               The Securities are not subject to redemption at the election of the Company prior to their Stated Maturity. Notwithstanding the foregoing, the Company may acquire Securities. Except as provided in this Article 9, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Securities.

SECTION 9.2    AUTOMATIC MANDATORY REDEMPTION.

               Certain of the proceeds of the sale of the Securities have been placed in two escrow accounts with Santa Barbara Bank & Trust (the "Escrow Agent") pursuant to the Escrow Agreements. Under the Escrow Agreements, the

Escrow Agent shall on January 23, 1997 at 10:00 a.m. Pacific time (such date and time, the "Termination Date"), if the Escrow Agent has not prior to the close of business on the date immediately preceding the Termination Date received from the Company certification that the event described in clause (i) of the first sentence of Section 10.7 has occurred, pay over to the Holders from the escrow funds established thereunder the amounts described in this Section 9.2. Such payments shall be made to each Holder in a proportionate amount based on the percentage of principal amount of Securities surrendered by each Holder partial redemption in accordance with the provisions of this Article 9. With respect to each Security surrendered, such redemption payment from the escrow funds shall be equal to a percentage of the initial Escrow Amount (as defined in the Escrow Agreements) (without accumulation of interest) equal to the quotient determined by dividing (i) the principal amount of such Security by (ii) the aggregate principal amount of all Securities issued under this Indenture (maximum $35,000,000).

               The Company shall notify the Trustee in writing on the Termination Date of the Redemption Date and the principal amount of the Securities to be redeemed and the provisions of the Securities and/or this Indenture pursuant to which the Securities are being redeemed. The Company's notice shall be in the form of an Officers' Certificate and shall state that such redemption is being made in compliance with applicable provisions of the Securities, this Indenture and the Escrow Agreements.

SECTION 9.3    SELECTION OF SECURITIES TO BE REDEEMED.

               Each redemption under this Article 9 shall be pro rata among the Securities PROVIDED, HOWEVER, that if any Securities (or part thereof) shall have been converted prior the time of such redemption, then the Company shall be deemed to be a Holder under Section 9.2, Section 9.7 and this Section 9.3 to the extent of the principal amount so converted for purposes of receiving payments from the escrow funds in redemption of Securities (and such Securities shall be considered Outstanding for purposes of calculating the payments under Section 9.2).

SECTION 9.4    NOTICE OF REDEMPTION.

               With respect to any mandatory redemption, on the Termination
Date the Company shall mail by first class mail, postage prepaid, a notice of redemption to each Holder whose Securities are to be redeemed, and shall deliver a copy of such notice to the Trustee.

               The notice shall identify the Securities to be redeemed and shall state: (1) the Redemption Date; (2) the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued; (3) the name and address of the Paying Agent; (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price; (5) that interest on Securities called for redemption ceases to accrue on and after the Redemption Date; (6) that such Holder may elect to waive such mandatory redemption by delivering notice thereof in writing to the Paying Agent and surrendering such Security for appropriate endorsement within 20 Business Days of the Termination Date, in which event the funds otherwise distributable to such Holder upon mandatory redemption shall be disbursed to the Company; and (7) that payments upon presentation of Securities shall be made as soon as practicable after presentation to the Trustee.

               At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

SECTION 9.5    EFFECT OF TERMINATION DATE.

               Upon the occurrence of the Termination Date, if the event described in clause (i) of the first sentence of Section 10.7 has not previously occurred, Securities called for redemption become due and payable on the Redemption Date at the price set forth in the Security and this Article 9.

SECTION 9.6    SECURITIES REDEEMED IN PART.

               Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 9.7    INTEREST ACCRUED.

               All interest accrued on the Escrow Amount (as defined in the Escrow Agreements) shall be paid in a like proportion to the Holders and such amounts shall be deemed payments of interest under the Indenture with respect to the respective Notes. Payment of such interest shall not relieve the Company of its obligation to pay interest on the unredeemed portion of such Securities or the redeemed portion except to the extent of the monies actually paid to the Holders. If such interest is in excess of the interest accrued on the redeemed portion of any

Security, then such excess shall be credited to the Company on the payment of interest on the unredeemed portion of such Security to be paid on the next succeeding Interest Payment Date. If such unredeemed portion of the Security is converted prior to the next succeeding Interest Payment Date, then the Security so presented for conversion shall be accompanied by funds equal to the amount, if any, that such amount exceeds the interest accrued on such Security at such date. If a Security is redeemed on a date which is also an Interest Payment Date, the interest payment due on such date will be paid to the person in whose name such Security was registered at the close of business on the respective Regular Record Date.


                                      ARTICLE 10

                               CONVERSION OF SECURITIES

SECTION 10.1   RIGHT TO CONVERT.

               Subject to and upon compliance with the provisions of this Indenture, each Holder of Securities shall have the right, at his or her option, at any time on or after 90 days from the Closing of the offering of Securities and prior to the close of business on the last trading day prior to the Maturity Date (except that, with respect to any Security or portion of a Security which is called for redemption, such right shall terminate, except as provided in the fourth paragraph of Section 10.2, at the close of business on the last trading day prior to the Redemption Date of such Security or portion of a Security unless the Holder thereof fails to receive the redemption payment therefor under the Escrow Agreement or unless such Holder elects to waive such mandatory redemption on or prior to the close of business on the third Business Day following the Redemption Date) to convert the principal amount of any Security held by such Holder, or any portion of such principal amount which is $10,000 or an integral multiple of $1,000 in excess thereof, into that number of fully paid and non assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Security or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Security so to be converted in whole or in part in the manner provided in Section 10.2. A Holder of Securities is not entitled to any rights of a Holder of Common Stock until such Holder of Securities has converted his or her Securities to Common Stock, and only to the extent such Securities are deemed to have been converted to Common Stock under this Article 10.

SECTION 10.2 EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST.


               To exercise, in whole or in part, the conversion privilege with respect to any Security, the Holder of such Security shall surrender such Security, duly endorsed, at an office or agency maintained by the Company pursuant to Section 8.3, accompanied by the funds, if any, required by the last paragraph of this Section 10.2 or Section 9.7, and shall give written notice of conversion in the form provided on the Securities (or such other notice which is acceptable to the Company) (a "Conversion Notice") to the office or agency that the Holder of Securities elects to convert such Security or such portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which are issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 10.7. Each such Security surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Security, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder of Securities or his or her duly authorized attorney.

               As promptly as practicable after satisfaction of the requirements for conversion set forth above the Company shall issue and shall deliver to such Holder at the office or agency maintained by the Company for such purpose pursuant to Section 10, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Security or portion thereof in accordance with the provisions of this Article 10 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 10.3 (which payment, if any, shall be paid no later than five business days after satisfaction of the requirements for conversion set forth above). In case any Security of a denomination of an integral multiple greater than $10,000 is surrendered for partial conversion, and subject to Section 10, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of the Security so surrendered, without charge to him or her, a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security.

               Each conversion shall be deemed to have been effected as to any such Security (or portion thereof) on the date on which the requirements set forth above in this Section 10.2 have been satisfied as to such Security (or portion thereof) (the "Conversion Date"), and the person in whose name any certificate or certificates for shares of Common Stock are issuable upon such conversion shall be deemed to have become on said date the Holder of record of the shares represented thereby; PROVIDED, HOWEVER, that any such surrender on any date when the Company's stock transfer books are closed shall constitute the person in whose name the certificates are to be issued as the record Holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Security is surrendered.

               Any Security or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment through the close of business on the trading day next preceding such Interest Payment Date shall (unless such Security or portion thereof being converted has been called for redemption on a date in such period) be accompanied by payment, in funds acceptable to the Company, of an amount equal to the per diem interest that would accrue on the principal amount of such Security being converted from the date of such surrender to the date of such Interest Payment Date. Interest on the amount so converted shall be paid by the Company on such Interest Payment Date to the Holder of such Security at the close of business on such record date. Except as provided above in this Section 10.2, no adjustment shall be made for interest accrued on any Security converted or for dividends on any shares issued upon the conversion of such Security as provided in this Article 10 and interest accrued on a converted Security up to the date of conversion shall be paid to the Holder (on the date of conversion) within 10 Business Days of such conversion.

SECTION 10.3   CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES.

               No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered for conversion. If any fractional share of stock otherwise would be issuable upon the conversion of any Security or Securities, the Company shall make an adjustment therefor in cash based upon the Current Market Price of the Common Stock on the last trading day preceding the Conversion Date.

SECTION 10.4   CONVERSION PRICE.

               The "Conversion Price" shall be as specified in the form of Security attached as Exhibit A hereto, subject to adjustment as provided in this
Article 10.

SECTION 10.5   ADJUSTMENT OF CONVERSION PRICE.

               The Conversion Price shall be adjusted from time to time by the Company as follows:

               (a) If the Company shall hereafter pay a dividend or make a distribution to all Holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 10.5(e)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this
Section 10.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

               (b) If the Company shall issue rights or warrants to all Holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Price on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business prior to such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date, plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Conversion Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the Holders to subscribe for or purchase shares of Common Stock at less than such Conversion Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors.

               (c) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (d) If the Company shall, by dividend or otherwise, distribute to all Holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 10.5(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants of a type referred to in Section 10.5(b) and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 10.6 applies) (the foregoing hereinafter in this Section 10.5(d) called the "Distributed Securities"), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 10.5(e)) with respect to such distribution by a fraction of which the numerator shall be the Conversion Price on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Distributed Securities so distributed applicable to one share of Common Stock and the denominator shall be such Conversion Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; PROVIDED, HOWEVER, that in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Conversion Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of Distributed Securities such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

               Rights or warrants distributed by the Company to all Holders of Common Stock entitling the Holders thereof to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 10.5(d) (and no adjustment to the Conversion Price under this Section 10.5(d) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment to the Conversion Price under this Section 10.5(d) shall be made. If any such rights, or warrants, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the Holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 10.5 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any Holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a Holder or Holders of Common Stock with respect to such rights or warrants (assuming such Holder had retained such rights or warrants), made to all Holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any Holders thereof, the

Conversion Price shall be readjusted as if such rights and warrants had not been issued.

               Notwithstanding any other provision of this Section 10.5(d) to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Section 10.5(d) if the Company makes proper provision so that each Holder of Securities who converts a Security or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of such distributions that such Holder would have been entitled to receive if such Holder had, immediately prior to such determination date, converted such Security into Common Stock.

               For purposes of this Section 10.5(d) and Sections 10.5(a) and
(b), any dividend or distribution to which this Section 10.5(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 10.5(b) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 10.5(b) applies (and any Conversion Price reduction required by this Section 10.5(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 10.5(a) and (b) with respect to such dividend or distribution shall then be made), except that (a) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 10.5(a) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 10.5(b) and (b) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 10.5(a).

               (e) For purposes of Section 10.3 and this Section 10.5, the following terms shall have the meaning indicated:

                       (1) "closing price" with respect to any securities on any day means the closing price on such day or, if no such sale takes place on such day, or, if no such sale takes place on such day, the average of the reported high and low prices on such day, in each case on the Nasdaq SmallCap Market or the Pacific Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such national market or exchange, on the principal securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the high and low prices of such security on the over the counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

                       (2) "Current Market Price" means the average of the daily closing prices per share of Common Stock for the 10 consecutive trading days immediately prior to the date in question.

                       (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                       (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the Holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                       (5) "trading day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business or (y) if the applicable security is quoted on any market controlled by The Nasdaq Stock Market, Inc., a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               (f) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 10.5(a), (b), (c) or (d), as the Board of Directors considers to be advisable to avoid or diminish any income tax to Holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

               To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors has made a determination that such reduction would be in the Company's best interests, which determination shall be conclusive and described in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Holders of Security at his or her last address appearing on the Security Register a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

               (g) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this
Section 10.5(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 10 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

               No adjustment need be made for a change in the par value or no par value of the Common Stock.

               (h) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each Holder of Securities at his or her last address appearing on the Security Register within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

               (i) In any case in which this Section 10.5 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event issuing to the Holder of any Security converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment.

               (j) For purposes of this Section 10.5, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

               (k) Notwithstanding anything to the contrary in this Article 10, if the Company engages in a transaction requiring an adjustment of the Conversion Price, such conversion shall in no event result in the Holder being in an economic position less favorable than prior to such conversion.

SECTION 10.6   EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

               If any of the following events occur: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which Holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which Holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall, if this Indenture is then qualified under the Trust Indenture Act, comply with the Trust Indenture Act as in force at the date of qualification of this Indenture and such supplemental indenture if such supplemental indenture is then required to so comply) providing that the Securities shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a Holder of a number of shares of Common Stock issuable upon conversion of the Securities (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such Holder of Common Stock did not exercise his or her rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election have not been exercised ("non-electing share"), then, for the purposes of this
Section 10.6, the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
10. If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a Holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

               The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Securities at his or her address appearing on the register of Holders for that purpose within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

               The above provisions of this Section 10.6 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

               If this Section 10.6 applies to any event or occurrence, Section
10.5 shall not apply.

SECTION 10.7   AUTOMATIC CONVERSION.

               The Securities shall be automatically converted into Common
Stock at the Conversion Price upon the occurrence of all of the following:  (i)
(a) the United States District Court, Northern District of Alabama, Southern Division (or any successor court with jurisdiction over the Silicone Gel Breast Implant Products Liability Litigation (MDL 926)) shall issue an order certifying Inamed Corporation's Mandatory (non "opt-out" Limited Fund) Class under Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure, which order shall become a Final Order and (b) the shares of Common Stock to be issued upon conversion of the Securities shall have been registered with the Commission under the Securities Act of 1933, as amended, pursuant to Section 8.14 hereof and such registration shall continue to be in effect, (ii) 60 days shall elapse from the date of the last to occur of the events described in subclauses (a) and (b) of clause (i), (iii) subsequent to the occurrence of the events described in clauses (i) and (ii), the closing bid price of the Company's Common Stock as reported on the Nasdaq SmallCap Market or any other national securities exchange or over-the-counter market on which the Company's Common Stock is then listed or quoted shall equal or exceed $14.00 per share for 15 consecutive trading days and (iv) subsequent to the occurrence of the events described in clauses (i),
(ii) and (iii), the Company delivers to the Trustee an Officers' Certificate stating that no Material Adverse Change has occurred since the filing of the Company's Annual or Quarterly Report on Form 10-K or 10-Q filed most recently prior to the delivery of such Officers' Certificate. "Final Order" as used in this Section 10.7 means an order or judgment of the court with jurisdiction in the respective matter or other court of competent jurisdiction as to which the time to appeal, seek leave to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument, rehearing or leave to appeal shall then be pending or as to which any right to appeal, petition for certiorari, reargue, rehear or seek leave to appeal shall have been waived in writing in form and substance satisfactory to the Company or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof or leave to appeal has been motioned for or sought, such order of the court shall have been affirmed by the highest court to which such order was appealed, or certiorari has been denied or from which reargument or rehearing or leave to appeal was motioned for or sought, and the time to take any further appeal, petition for certiorari, move for reargument or rehearing or seek leave to appeal shall have expired. The conversion of the Securities pursuant to this Section 10.7 (the "Automatic Conversion") shall be deemed to have been effected as to any and all Outstanding Securities on the date of the fifteenth consecutive trading day on which the Company's Common Stock shall have satisfied the trading requirements specified in clause (iii) of the first sentence of this Section 10.7, and the person in whose name any certificate or certificates for shares of Common Stock are issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; PROVIDED, HOWEVER, that any such Automatic Conversion on any date when the Company's stock transfer books are closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which the Automatic Conversion is deemed to have been effected.

SECTION 10.8   TAXES ON SHARES ISSUED.

               The issue of stock certificates on conversions of Securities shall be made without charge to the converting Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Security converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 10.9   RESERVATION OF SHARES; SHARES TO BE FULLY PAID;
               LISTING OF COMMON STOCK.

               The Company shall reserve, free from preemptive rights, out of its authorized by unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Securities from time to time as such Securities are presented for conversion or converted pursuant to the Automatic Conversion.

               Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company shall take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

               The Company covenants that all shares of Common Stock issued upon conversion of Securities will be fully paid and non assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

               The Company further covenants that as long as the Common Stock is quoted on the Nasdaq SmallCap Market, or its successor, all Common Stock issuable upon conversion of the Securities shall be eligible for such quotation and if at any time the Common Stock is listed on the Pacific Stock Exchange or any other national securities exchange, list and keep listed, all Common Stock issuable upon conversion of the Securities.

SECTION 10.10  RESPONSIBILITY OF TRUSTEE.

               The Trustee shall not at any time be under any duty of responsibility to any Holders of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and the Trustee makes no representations with respect thereto. Subject to the provisions of
Section 5.1, the Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 10. Without limiting the generality of the foregoing, the Trustee shall not have any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 10.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of Securities upon the conversion of their Securities after any event referred to in such Section 10.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 5.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

SECTION 10.11  NOTICES TO HOLDERS.

               If (a) the Company declares a dividend (or any other distribution) on its Common Stock; or (b) the Company authorizes the granting to the Holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class of Common Stock or any other rights or warrants; or (c) there is any reclassification of the Common Stock (other than a subdivision or combination of outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or (d) there is any voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Securities at his or her address appearing on the register maintained for that purpose as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the Holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that Holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.


                                      ARTICLE 11

                                    SUBORDINATION

SECTION 11.1   AGREEMENT TO SUBORDINATE

               The Company agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by and the obligations relating to the Security are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of Senior Indebtedness.

SECTION 11.2   CERTAIN DEFINITIONS

               "Designated Senior Indebtedness" means the Senior Indebtedness held by any bank or other commercial financial institution.

               "Representative" means the indenture trustee or other trustee, agent or representative for any Senior Indebtedness.

               A distribution may consist of cash, securities or other property, by set-off or otherwise.

SECTION 11.3   LIQUIDATION; DISSOLUTION; BANKRUPTCY

               Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities:

               (1) holders of Senior Indebtedness shall receive payment in full of all Senior Indebtedness before Holders shall be entitled to receive any payment in respect to the Indebtedness and obligations with respect to the Securities; and

               (2) until all Senior Indebtedness (as provided in clause (1) above) are paid in full, any distribution to which Holders would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

SECTION 11.4   DEFAULT ON DESIGNATED SENIOR INDEBTEDNESS

               The Company may not make any payment or distribution to the Trustee or any Holder in respect of Indebtedness or obligations with respect to the Securities and may not acquire from the Trustee or any Holder any Securities for cash or property until all principal and other Obligations with respect to the Senior Indebtedness have been paid in full if:

               (i) a default in the payment of any Senior Indebtedness occurs and is continuing beyond any applicable grace period in the agreement, indenture or other document governing such Senior Indebtedness; or

               (ii) a default, other than a payment default, on Designated Senior Indebtedness occurs and is continuing that then permits holders of the Designated Senior Indebtedness to accelerate its maturity, and the Trustee receives a notice of the default from a person who may give it pursuant to Section 11.12 hereof. If the Trustee receives any such notice, a subsequent notice received within 360 days thereafter shall not be effective for purposes of this section. No nonpayment default that existed or was continuing on the date of delivery of any such notice to the Trustee shall be, or be made, the basis for a subsequent notice unless such default shall have been waived for a period of not less than 180 days.

               The Company may and shall resume payments on and distributions in respect of the Securities and may acquire them upon the earlier of:

               (1)     the date upon which the default is cured or waived, or

               (2) in the case of a default referred to in Section 11.4(ii) hereof, 60 days pass after notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated and such default has not become the subject of judicial proceedings, if this Article otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

               Notwithstanding the foregoing, nothing in this Section 11.4 shall prevent the issuance of Common Stock upon conversion of the Securities pursuant to Sections 10.2 and 10.7 and paragraph 6 of the Security.

SECTION 11.5   ACCELERATION OF SECURITIES.

               If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

SECTION 11.6   WHEN DISTRIBUTION MUST BE PAID OVER.

               If a payment or distribution is made to the Trustee or any Holder that because of this Article 11 should not have been made to it, the Trustee or such Holder who receives the distribution shall hold it in trust for the benefit of, and, upon written request, pay it over to, the holders of Senior Indebtedness as their interests may appear, or their Representative under the indenture or other agreement

(if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Indebtedness and obligations with respect to Senior Indebtedness remaining unpaid to the extent necessary to pay such Indebtedness and obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution or for the holders of Senior Indebtedness.

               With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 11, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 11.7   NOTICE BY COMPANY.

               The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any obligations with respect to the Securities to violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness as provided in this Article.

SECTION 11.8   SUBROGATION.

               After all Senior Indebtedness is paid in full and until the Securities are paid in full, Holders shall be subrogated (equally and ratably with all other Indebtedness PARI PASSU with the Securities) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness that otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on the Securities.

SECTION 11.9   RELATIVE RIGHTS.

               This Article defines the relative rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

               (1) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

               (2) affect the relative rights of Holders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

               (3) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Holders.

               If the Company fails because of this Article to pay principal of or interest on a Security on the due date, the failure is still a Default or Event of Default.

SECTION 11.10  SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

               No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or any holder of Senior Indebtedness or by the failure of the Company or any holder of Senior Indebtedness to comply with this Indenture. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to the Indenture or the Holders of the Securities or the rights of such Senior Indebtedness hereunder.

SECTION 11.11  DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

               Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

               Upon any payment or distribution of assets of the Company referred to in this Article 11, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11.

SECTION 11.12  RIGHTS OF TRUSTEE AND PAYING AGENT.

               Notwithstanding the provisions of this Article 11, or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Securities, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would causes the payment of any obligations with respect to the Securities to violate this Article. Only the Company or a Representative of the Designated Senior Indebtedness may give the notice. Nothing in this Article 11 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 5.7 hereof.

               The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 11.13  AUTHORIZATION TO EFFECT SUBORDINATION.

               Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 11, and appoints the Trustee the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt int he form required in any proceeding referred to in Article 4 hereof at least 30 days before the expiration of the time to file such claim, the Representatives of the Designated Senior Indebtedness are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

SECTION 11.14  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

               The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 11.15 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.

               The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

               Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.5.

SECTION 11.16  ARTICLE APPLICABLE TO PAYING AGENTS.

               In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Section 14.3 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 11.17  CERTAIN CONVERSIONS DEEMED PAYMENT.

               For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with
Article 10 shall not be deemed to constitute a payment or distribution on account of the principal of or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 10.

SECTION 11.18  AMENDMENT.

               The provisions of this Article 11 shall not be amended or modified without the written consent of the number of holders of all Senior Indebtedness that would be entitled to amend such subordination provisions pursuant to the agreements governing the Senior Indebtedness.


                                      ARTICLE 12

                                       SECURITY

SECTION 12.1   SECURITY.

               (a) In order to secure the obligations of the Company and the Guarantors under the Indenture, the Securities and the Collateral Documentation, the Company, the Guarantors and the Trustee, as applicable, have entered into the Collateral Documentation in order to create the security interests contemplated thereby. Each Holder, by accepting a Security, agrees to all of the terms and provisions of the Collateral Documentation and the Trustee agrees to all of the terms and provisions of the Collateral Documentation signed by it.

               (b) The Trustee and each Holder, by accepting a Security, acknowledge that the holders of any Senior Indebtedness have or may in the future obtain certain rights in and to the Collateral that are senior in right to the interest of the Trustee (for the benefit of the Holders) in the Collateral under this Indenture and the Collateral Documentation and the Trustee agrees to be bound by such intercreditor or subordination agreements consistent with Article 11 as shall be requested by the holders of the Senior Indebtedness as such agreements may be in effect from time to time.

               (c) As amongst the Holders, the Collateral as now or hereafter constituted shall be held for the equal and ratable benefit of the Holders without preference, priority or distinction of any thereof over any other by reason of difference in series or in time of issuance, sale or otherwise, as security for the obligations of the Company and the Guarantors under the Indenture, the Securities and the Collateral Documentation.

SECTION 12.2   RECORDING, ETC.

               The Company will have caused or will cause this Indenture, the Collateral Documentation and the other Documents and all amendments or supplements to each of the foregoing to be registered, recorded and filed and/or rerecorded, re-filed and renewed in such manner and in such place or places, if any, as may be required by law or reasonably requested by the Trustee or the Holders of a majority of Outstanding Securities in order fully to preserve and protect the Lien of the Indenture, the Collateral Documentation and the other Documents on all parts of the Collateral to effectuate and preserve the security of the Holders and all rights of the Trustee.

               The Company shall furnish, and shall cause any other obligor to furnish, to the Trustee:

                       (i) promptly after the execution and delivery of the Indenture, and promptly after the execution and delivery of any Collateral Documentation or other instrument of further assurance or amendment, an Opinion of Counsel, subject to customary exclusions and exceptions reasonably acceptable to the Trustee, either (a) stating that, in the opinion of such counsel, this Indenture, the Collateral Documentation and all other instruments of further assurance or amendment have been properly recorded, registered and filed to the extent necessary to make effective the Lien intended to be created by the Indenture and the Collateral Documentation and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that as to the Indenture and Collateral Documentation and such other instruments such recording, registering and filing are the only recordings, registerings and filings necessary to give notice thereof and that no re-recordings, re-registerings or re-filings are necessary to maintain such notice, and further stating that all financing statements and continuation statements and mortgages have been executed and filed that are necessary fully to preserve and protect the rights of the Holders and the Trustee hereunder and under the Collateral Documentation or (b) stating that, in the opinion of such counsel, no such action is necessary to make such Lien and pledge effective; and

                       (ii) within 60 days after January 1 in each year beginning with January 1, 1997, an Opinion of Counsel, dated as of such date, either (a) stating that, in the opinion of such counsel, subject to customary exclusions and exceptions reasonably acceptable to the Trustee, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of the Indenture and all supplemental indentures, financing statements, continuation statements and mortgages or other instruments of further assurance as is necessary to maintain the Lien of the Indenture and the Collateral Documentation and reciting the details of such action or referring to prior opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements and mortgages have been executed and filed that are necessary fully to preserve and protect the rights of the Holders and the Trustee hereunder and under the Collateral Documentation or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien.

SECTION 12.3   DISPOSITION OF CERTAIN COLLATERAL WITHOUT REQUESTING RELEASE.

               (a) Notwithstanding the provisions of Sections 12.4, 12.5 and 12.6 hereof, but subject to any prohibitions or limitations contained in the Collateral Documentation, the Company and any Guarantor may, without requesting the release or consent of the Trustee:

                       (i) sell, assign, transfer, license or otherwise dispose of, free from the Lien of this Indenture and the Collateral Documentation, any machinery, equipment, or other personal property constituting Collateral that has become worn out, obsolete or unserviceable, whether or not such property is replaced, but in the event such property is replaced, the replacement property shall without further action become Collateral subject to the Lien of this Indenture and the Collateral Documentation;

                       (ii) (A) sell, assign, transfer, license or otherwise dispose of, free from the Lien of this Indenture and the Collateral Documentation, inventory or general intangibles that at any time are part of the Collateral in the ordinary course of the Company's or the Guarantors' business, (B) collect, liquidate, sell, factor or otherwise dispose of, free from the Lien of this Indenture and the Collateral Documentation, accounts receivable or notes receivable that at any time are Collateral in the ordinary course of the Company's or the Guarantors' business or (C) make cash payments (including scheduled repayments of Indebtedness permitted to be incurred hereby) from cash that at any time is part of the Collateral in the ordinary course of business that are not otherwise prohibited by this Indenture; and

                       (iii) abandon, sell, assign, transfer, license or otherwise dispose of any personal property the use of which is no longer necessary or desirable in the proper conduct of the business of the Company or the Guarantors and the maintenance of their respective earnings and is not material to the conduct of the business of the Company or the Guarantors, respectively.

               (b)     Notwithstanding the provisions of Subsection (a) above,
(x) in the event and so long as this Indenture is qualified under the Trust Indenture Act, neither the Company nor any Guarantor shall dispose of or transfer (by lease, assignment, sale or otherwise), or pledge, mortgage or otherwise encumber, Collateral pursuant to the provisions of Section 12.3(a)(ii) or (iii) with a fair value to the obligor of 10% or more of the aggregate fair value of all Collateral then existing (as determined in the good faith judgment of the Company, and, if required by the Trust Indenture Act, an independent appraiser), in any transaction or any series of related transactions without complying with Section 12.4; and (y) the right of the Company and the Guarantors to rely upon the provisions of Section 12.3(a)(ii) and (iii) from the date of this Indenture to March 31, 1996 and for each quarter thereafter shall be conditioned upon the Company delivering to the Trustee, within 60 days following the end of such quarter (except those quarters ending on December 31, in which case within 105 days following the end of the quarter), an Officers' Certificate to the effect that all of such dispositions by the Company and the Guarantors were in the ordinary course of the respective company's business and that the proceeds therefrom were used by such companies in connection with their respective businesses.

               (c) Any disposition of Collateral made in compliance with the provisions of this Section 12.3 shall be deemed not to impair the Lien of this Indenture and the Collateral Documentation in contravention of the provisions of this Indenture.

               (d) Upon receipt of a Company Request, the Trustee shall execute and deliver, within five Business Days from the receipt of the Company Request pursuant to Section 12.4, any instruments deemed by the Company to be necessary or appropriate to dispose of portions of the Collateral pursuant to this Section 12.3 if the provisions of this Section 12.3 have been complied with.

SECTION 12.4   REQUESTING RELEASE OF COLLATERAL.

               (a) Upon receipt of a Company Request, the Trustee shall execute and deliver, within five Business Days from the receipt of such Company Request pursuant to this Section 12.4, any instruments deemed by the Company or a Guarantor to be necessary or appropriate to release all or a part of the Collateral from the Lien of this Indenture and the Collateral Documentation, if the provisions of this Section 12.4 have been complied with. Any such Company Request shall request the Trustee to execute one or more specifically described release instruments (which release instruments shall accompany such Company Request) and shall certify that no Default or Event of Default has occurred and is continuing and such Company Request shall also certify that one of the following conditions of this Section 12.4(a) set forth below, and the conditions of Section 12.5 or 12.6, if applicable, have been, or simultaneously with or immediately following the release will be, fulfilled:

                       (i) there is a substitution of Substitute Collateral in accordance with Section 12.5;

                       (ii) there is a deposit of Cash Collateral in accordance with Section 12.6;

                       (iii) the Collateral to be released is insurance proceeds and such Collateral is used for repair, replacement or deposit as Cash Collateral; or

                       (iv) the Company represents in the Company Request that the Collateral to be released is to be released in connection with repayment of all Outstanding Securities or defeasance of this Indenture pursuant to the provisions of this Indenture.

               (b) In the event and so long as this Indenture is qualified under the Trust Indenture Act, as a condition to any release of Collateral under this Section 12.4, the Company shall deliver to the Trustee any certificate or opinion required by Trust Indenture Act Sections 314(c)(3) or 314(d) dated as of a date not more than 60 days prior to the date of substitution or release. In the case of the repayment of all Outstanding Securities or defeasance of this Indenture pursuant to the provisions of this Indenture, such certificate or opinion shall state that all of the Securities then Outstanding are to be repaid and that all of the Collateral is to be released on or after the date of payment or the deposit of funds or other property in accordance with the defeasance provisions of Article 3.

               (c) Any release of Collateral made in compliance with the provisions of this Section 12.4 shall be deemed not to impair the Lien of this Indenture and the Collateral Documentation in contravention of the provisions of this Indenture.

SECTION 12.5   SUBSTITUTE COLLATERAL OTHER THAN CASH COLLATERAL.

               (a) The Company or any Guarantor may, at its option, obtain a release of Collateral, by subjecting other proposed Collateral which is of the same type currently covered by the Collateral Documentation ("Substitute Collateral") to the Lien of this Indenture and the Collateral Documentation in place of and in exchange for the Collateral to be released, all in accordance with the provision and conditions of Section 12.4 and this Section 12.5 (except that the substitution of Cash Collateral is governed by Section 12.6). Substitute Collateral may include the proceeds of the Collateral to be released, and Substitute Collateral may be substituted for other Substitute Collateral on the terms set forth in this Section 12.5. Other Collateral may be released pursuant to this Section 12.5, if, after giving effect to such release and all previous releases under this Section 12.5, substantially all property of the Company and the respective Guarantor would be Collateral.

               (b) The Company or any Guarantor may substitute Collateral pursuant to this Section 12.5 if all of the following conditions are met:

                       (i) the Company or such Guarantor, as the case may be, complies with Section 12.4(a) and delivers a Company Request to the Trustee stating, in addition to the other requirements of
               Section 12.4, that the Company or such Guarantor, as the case may be, intends to substitute the property specifically described therein for the Collateral specifically described therein;

                       (ii) the fair value of the proposed Substitute Collateral (including any Cash Collateral) is at least equal to the fair value of the Collateral to be released; and

                       (iii) the security interests in Substitute Collateral are perfected pursuant to the Collateral Documentation.

SECTION 12.6   SUBSTITUTION OF CASH COLLATERAL.

               The Company or any Guarantor may, at its option, obtain the release of Collateral upon the substitution of U.S. Legal Tender or U.S.

Government Obligations as Collateral under the Collateral Documentation ("Cash Collateral") in accordance with the provisions and conditions of Section 12.4 and this Section 12.6 as follows. The Company or any Guarantor may obtain the release of all or a portion of the Collateral by depositing Cash Collateral into any deposit account of the Company or such Guarantor in which the Trustee has a Lien or by delivering Cash Collateral to the Trustee for deposit in any Collateral Account (as therein defined) established pursuant to the Collateral Documentation as Collateral in place of and in exchange for the released Collateral, in an amount such that the fair value of such Cash Collateral (together with the fair value of any other Substitute Collateral (other than Cash Collateral) substituted for such released Collateral pursuant to Section 12.5) is at least equal to the fair value to the obligor of the Collateral to be released.

SECTION 12.7   RELIANCE ON OPINION OF COUNSEL.

               The Trustee shall, before taking any action under this Article 12, be entitled to receive an Opinion of Counsel, stating the legal effect of such action, and that such action will not be in contravention of the provisions hereof, and such opinion shall be full protection to the Trustee for any action taken or omitted to be taken in reliance thereon; PROVIDED that, in the event and so long as this Indenture is qualified under the Trust Indenture Act, the Trustee's action under this Article 12 shall at all times be and remain subject to its duties under Section 315 of the Trust Indenture Act.

SECTION 12.8   PURCHASER MAY RELY.

               A purchaser in good faith of the Collateral or any part thereof or interest therein which is purported to be transferred, granted or released by the Trustee as provided in this Article 12 shall not be bound (i) to ascertain, and may rely on the authority of the Trustee to execute, such transfer, grant or release, or (ii) to inquire as to the satisfaction of any conditions precedent to the exercise of such authority, or (iii) to determine whether the application of the purchase price therefor complies with the terms hereof.

SECTION 12.9   PAYMENT OF EXPENSES.

               On demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for all reasonable expenditures incurred by the Trustee under this Article 12, and all such sums shall be a Lien upon the Collateral and shall be secured thereby.

SECTION 12.10  SUITS TO PROTECT THE COLLATERAL.

               To the extent permitted thereunder, the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the Collateral Documentation or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral and the Collateral Documentation or this Indenture, and in the profits, rents, revenues and other income arising therefrom, including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Collateral or be prejudicial to the interests of the Holders or the Trustee.

SECTION 12.11  TRUSTEE'S DUTIES.

               The powers conferred upon the Trustee by this Article 12 are solely to protect the Lien of this Indenture and the Collateral Documentation and shall not impose any duty upon the Trustee to exercise any such powers except as expressly provided in this Indenture. The Trustee shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral, or to take any steps necessary to preserve any rights against prior parties except as expressly provided in this Indenture. The Trustee shall not be liable for failure to collect or realize upon any or all of the Collateral, or for any delay in so doing, nor shall the Trustee be under any duty to take any action whatsoever with regard thereto. The Trustee shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of the Lien of this Indenture and the Collateral Documentation in, or the Trustee's rights in or to, any of the Collateral.

                                      ARTICLE 13

                                    MISCELLANEOUS

SECTION 13.1   TRUST INDENTURE ACT.

               In the event and so long as this Indenture is qualified under the Trust Indenture Act, if any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. The Company shall not qualify this Indenture under the Trust Indenture Act without first providing the Trustee at least sixty (60) days' advance written notice thereof.

SECTION 13.2   COMPLIANCE CERTIFICATES AND OPINIONS.

               Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request, no additional certificate or opinion need be furnished.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                       (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                       (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                       (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                       (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 13.3   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or given an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should now, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it related to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 13.4   ACTS OF HOLDERS.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this

Indenture and (subject to Section 5.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

               (b) The fact and date of the execution by any Persons of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The ownership of Securities shall be proved by the Security Register.

               (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 13.5  NOTICES, ETC., TO TRUSTEE AND COMPANY.

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with.

                       (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Jay Donald Smith, Esq., or

                       (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 13.6   NOTICE TO HOLDERS; WAIVER.

               Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 13.7   RULES BY TRUSTEE AND AGENTS.

               The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 13.8   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 13.9   NO RECOURSE AGAINST OTHERS.

               No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

SECTION 13.10  SUCCESSORS AND ASSIGNS.

               All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 13.11  SEPARABILITY CLAUSE.

               In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 13.12  BENEFITS OF INDENTURE.

               Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 13.13  GOVERNING LAW.

               This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Nevada.

SECTION 13.14  LEGAL HOLIDAYS.

               In any case where any Interest Payment Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, or at the Stated Maturity, or on such last day for conversion, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

SECTION 13.15  COUNTERPARTS.

               This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 13.16  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

               This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.17  TABLE OF CONTENTS, HEADINGS, ETC.

               The Table of Contents and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 13.18  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

               ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE COMPANY OR ANY GUARANTOR WITH RESPECT TO THIS INDENTURE, THE GUARANTIES, ANY SECURITY OR ANY OTHER DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN LAS VEGAS, NEVADA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND EACH GUARANTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS INDENTURE, THE GUARANTIES, ANY SECURITY OR ANY OTHER DOCUMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH OF THE COMPANY AND EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE NOTICE ADDRESS OF THE COMPANY SPECIFIED IN SECTION 13.5 HEREOF SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH OF THE COMPANY AND EACH GUARANTOR AND THE TRUSTEE IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH JURISDICTION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN

ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE TRUSTEE OR ANY HOLDER TO BRING PROCEEDINGS AGAINST THE COMPANY OR ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 13.9   WAIVER OF JURY TRIAL.

               EACH OF THE COMPANY, EACH GUARANTOR AND THE TRUSTEE AND EACH HOLDER BY ACCEPTANCE OF A SECURITY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS INDENTURE, ANY GUARANTY OR ANY SECURITY OR ANY OTHER DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of the transactions contemplated by this Indenture and the other Documents, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Company, each Guarantor and the Trustee and each Holder by acceptance of a Security each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Indenture, the Guaranty and the other Documents and in issuing and purchasing the Securities and that each will continue to rely on the waiver in their related future dealings. The Company, each Guarantor and the Trustee and each Holder by acceptance of a Security further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS INDENTURE OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES. IN THE EVENT OF LITIGATION, THIS INDENTURE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                               [signature page follows]

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                  INAMED CORPORATION


                                  By:  /s/ Michael D. Farney
                                      -------------------------------


Attest:

/s/ Michael Pfau
- ------------------------------


                                  SANTA BARBARA BANK & TRUST


                                  By: /s/ Jay D. Smith
                                      -------------------------------


Attest:


/s/ Theodore R. Maloney
- ------------------------------

STATE OF                     )
         ----------------
                             )
COUNTY OF                    )
          ---------------


               BE IT REMEMBERED, that on ______________, 1996, before me, the subscriber, ___________________________ personally appeared __________________
who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction, that he is __________________________ of INAMED CORPORATION, a Florida corporation, the corporation named in the within instrument; that ________________________ is a __________________of said corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said _____________________ as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness.



- ------------------------------



Sworn to and subscribed before
me, the date aforesaid.



- ------------------------------
         Notary Public

STATE OF                     )
         ----------------
                             )
COUNTY OF                    )
          ---------------


               BE IT REMEMBERED, that on ______________, 1996, before me, the subscriber, ______________________ personally appeared __________________ who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction, that he is __________________________ of SANTA BARBARA BANK & TRUST, a California banking corporation, a corporation named in the within instrument; that ________________________ is a __________________ of said corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said _____________________ as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness.



- ------------------------------



Sworn to and subscribed before
me, the date aforesaid.



- ------------------------------
         Notary Public

                                  [FORM OF SECURITY]

              THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN
               REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
               SUCH SECURITY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN
                   THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION
              THEREFROM UNDER SAID ACT.  THE INDENTURE UNDER WHICH THIS
              SECURITY IS ISSUED HAS NOT BEEN QUALIFIED UNDER THE TRUST
                          INDENTURE ACT OF 1939, AS AMENDED.


         No.                                                      $

                                 INAMED CORPORATION

promises to pay to

or registered assigns, the principal sum of        Dollars on March 31,1999.

                       11.00% SECURED CONVERTIBLE NOTE DUE 1999

        Interest Payment Dates:  March 31, June 30, September 30, December 31

             Record Dates:  March 15, June 15, September 15, December 15

                                  Dated:

                                  INAMED CORPORATION


                                  By:
                                     --------------------------------------




Authenticated:

[INSERT NAME OF TRUSTEE]               OR     [AUTHENTICATING AGENT'S NAME]


By:                                    By:
   --------------------------------       ---------------------------------
   Authorized Signature                   Authorized Signature

                                  INAMED CORPORATION


                       11.00% Secured Convertible Note due 1999

               1.      INTEREST AND MATURITY.

               INAMED CORPORATION, a Florida corporation (the "COMPANY"), which term includes any successor issuer under the Indenture referred to herein), hereby promises to pay interest on the principal amount of this 11.00% Secured Convertible Note due 1999 (this "SECURITY") at a rate per annum (the "APPLICABLE RATE") for any Interest Period until March 31, 1999 (the "MATURITY DATE") equal to 11.00%.

               Upon the occurrence of any Event of Default (as defined in the Indenture) except for a failure to file a registration statement as described in the next sentence, the Applicable Rate shall be immediately increased by three and one-half percent (3 1/2%) (initially to 14.50% per annum) (such rate as in effect, the "DEFAULT RATE") until such Event of Default is no longer continuing, in which case the Applicable Rate shall return to the interest rate that would then be applicable to the Securities. As described more fully in paragraph 6 below, the interest rate on the Securities may also be increased if the Company fails timely to file a registration statement relating to the Common Stock issuable upon conversion of the Securities or if such registration statement is not timely declared effective.

               "INTEREST PERIOD" means the period from and including the first day of each January, April, July and October through the next applicable Interest Payment Date (as defined below); PROVIDED that the first "Interest Period" shall commence on and include the date on which this Security is issued and the last "Interest Period" shall terminate on the Maturity Date or such earlier date as this Security is redeemed.

       The Company will pay interest quarterly in arrears on March 31, June 30, September 30 and December 31 of each year until the Maturity Date, commencing on the first such date after issuance, or if any such date is not a Business Day, on the next succeeding Business Day (each an "INTEREST PAYMENT DATE"). Interest on this Security will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance of this Security through the date on which interest is paid. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest (without regard to any applicable grace periods) at the Default Rate. Interest will be computed on the basis of a 360-day year composed of 12 30-day months.

               2. METHOD OF PAYMENT. The Company will pay interest on the Securities (except Defaulted Interest) to the person in whose name each Security is registered at the close of business on the March 15, June, 15, September 15 and December 15 immediately preceding the relevant Interest Payment Date (each a "REGULAR RECORD DATE"). The Holder must surrender the Security to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money, and may mail such check to the holder's registered address.

               3. PAYING AGENT AND REGISTRAR. The Company will initially act as Paying Agent and Registrar. The Company may change the Paying Agent, Registrar or co-registrar without prior notice. Subject to certain limitations in the Indenture, the Company or any of its Subsidiaries may act in any such capacity.
               4. INDENTURE. The Company issued the Securities under an Indenture dated as of January 2, 1996 (the "INDENTURE") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb as in effect on the date of the Indenture (the "Trust Indenture Act"). The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms.

               The Securities are secured obligations of the Company limited to $35,000,000 aggregate principal amount (subject to Section 2.9 of the Indenture). The Indenture imposes certain limitations on the Company and the Guarantors, including, subject to certain exceptions, the incurrence of Indebtedness, the payment of dividends on, and redemption of, the Capital Stock of the Company, the sale by the Company and certain of its Subsidiaries of assets, transactions with certain related persons, Liens on the Collateral securing the Securities and consolidations and mergers and transfer of all or substantially all the Company's and certain of its Subsidiaries' assets.

               As provided in the Indenture, the Securities are secured by the Lien of the Indenture and the other Collateral Documentation in respect of the Collateral. Each Holder, by accepting a Security, shall be bound by and entitled to the benefits of the Collateral Documentation, as the same may be amended from time to time pursuant to the provisions thereof and of the Indenture. The Securities and each Holder's rights thereunder and with respect to the Collateral are subject to the terms of the subordination in favor of all Senior Indebtedness, including any subordination or intercreditor agreements as may be requested by such holders of Senior Indebtedness.

               5. ESCROW; REDEMPTION. This Security will be subject to partial mandatory redemption if the event described in clause (i) of the second subparagraph of paragraph 6 below (relating to Automatic Conversion) fails to occur on or before January 23, 1997. In such event, this Security will be redeemed based upon its pro rata share (based upon all originally issued Securities) of certain escrowed amounts established in connection with the offering of the Securities as provided in the Indenture. The Securities will not be subject to optional prepayment prior to maturity without the consent of the Holder.
               6. CONVERSION RIGHTS. Subject to and upon compliance with the provisions of the Indenture, the registered holder of this Security has the right at any time after the 90th day following the final closing of the offering of Securities and prior to the close of business on the last trading day prior to March 31, 1999 (unless earlier converted or, in case this Security or any portion hereof shall be called for redemption prior to such date, then on or prior to the close of business on the last trading day preceding the Redemption Date, unless such Holder elects to waive such mandatory redemption as provided in the Indenture), to convert the principal amount hereof, or any portion of such principal amount which is $10,000 or an integral multiple of $1,000 in excess thereof, into that number of fully paid and nonassessable whole shares of common stock of the Company ("Common Stock") obtained by dividing the principal amount of the Security or portion thereof to be converted by the conversion price of $10.00 per share, as adjusted from time to time as provided in the Indenture (the "Conversion Price"), upon surrender of this Security to the Company at the office or agency maintained for such purpose (and at such other offices or agencies designated for such purpose by the Company), accompanied by written notice of conversion duly executed

(and if the shares of Common Stock to be issued on conversion are to be issued in any name other than that of the registered holder of this Security) by instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or its duly authorized attorney) and, in case such surrender shall be made during the period starting after the close of business on the Regular Record Date immediately preceding any Interest Payment Date through the close of business on the last trading day preceding such Interest Payment Date, also accompanied by payment in funds acceptable to the Company of an amount equal to the per diem interest that would accrue on the principal amount of such security being converted from the date of such surrender to the date of such Interest Payment Date, and, in the case such surrender shall be made following a mandatory redemption under Article 9 of the Indenture, accompanied by payment in funds acceptable to the Company of any amounts required under Section 9.7 of the Indenture. Subject to the aforesaid requirement for a payment in the event of conversion after the close of business on a Regular Record Date immediately preceding an Interest Payment Date, no payment or adjustment shall be made on conversion for interest accrued hereon or for dividends on Common Stock delivered on conversion and interest accrued on a converted Security up to the date of conversion shall be paid to the Holder (on the date of conversion) within 10 Business Days of such conversion. The right to convert this Security is subject to the provisions of the Indenture relating to conversion rights in the case of certain consolidations, mergers, or sales or transfers of substantially all the Company's assets.

               AUTOMATIC CONVERSION. The Securities shall be automatically converted into Common Stock at the Conversion Price upon the occurrence of all of the following: (i) (a) the United States District Court, Northern District of Alabama, Southern Division (or any successor court with jurisdiction over the Silicone Gel Breast Implant Products Liability Litigation (MDL 926)) shall issue an order certifying Inamed Corporation's Mandatory (non "opt-out" Limited Fund) Class under Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure, which order shall become a Final Order and (b) the shares of Common Stock to be issued upon conversion of the Securities shall have been registered with the Commission under the Securities Act of 1933, as amended, pursuant to Section 8.14 hereof and such registration shall continue to be in effect, (ii) 180 days shall elapse from the date of the last to occur of the events described in subclauses (a) and
(b) of clause (i), (iii) subsequent to the occurrence of the events described in clauses (i) and (ii), the closing bid price of the Company's Common Stock as reported on the Nasdaq SmallCap Market or any other national securities exchange or over-the-counter market on which the Company's Common Stock is then listed or quoted shall equal or exceed $14.00 per share for 15 consecutive trading days and (iv) subsequent to the occurrence of the events described in clauses (i),
(ii) and (iii), the Company delivers to the Trustee an Officers' Certificate stating that no Material Adverse Change has occurred since the filing of the Company's Annual or Quarterly Report on Form 10-K or 10-Q filed most recently prior to the delivery of such Officers' Certificate. "Final Order" as used in this paragraph, means an order or judgment of the court with jurisdiction in the respective matter or other court of competent jurisdiction as to which the time to appeal, seek leave to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument, rehearing or leave to appeal shall then be pending or as to which any right to appeal, petition for certiorari, reargue, rehear or seek leave to appeal shall have been waived in writing in form and substance satisfactory to the Company or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof or leave to appeal has been motioned for or sought, such order of the court shall have been affirmed by the highest court to which such order was appealed, or certiorari has been denied or from which reargument or rehearing or leave to appeal was motioned for or sought, and the time to take any further appeal, petition for certiorari, move for reargument or rehearing or seek leave to appeal shall have expired. The conversion of the Securities pursuant to this paragraph (the "Automatic Conversion") shall be deemed to have been effected as to any and all Outstanding Securities on the date of the fifteenth consecutive trading day on which the Company's Common Stock shall have satisfied the trading requirements specified in clause (iii) of the first sentence of this paragraph, and the person in whose name any certificate or certificates for shares of Common Stock are issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; PROVIDED, HOWEVER, that any such Automatic Conversion on any date when the Company's stock transfer books are closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which the Automatic Conversion is deemed to have been effected.

               REGISTRATION RIGHTS. The Company shall: (i) use its best efforts to file on or before March 31, 1996 (the "Filing Deadline") with the Commission, and shall use its best efforts to cause to become effective, a registration statement on Form S-3 with respect to the shares of the Company's Common Stock issuable upon the conversion of the Securities. In the event the Commission or its staff determines that the Company is not eligible to register the shares of the Company's Common Stock issuable upon the conversion of the Securities on Form S-3, then the Company shall use its best efforts to file with the Commission by the Filing Deadline and shall use its best efforts to cause to become effective a registration statement on Form S-1 or another appropriate form of the Commission. The Company shall keep such registration statement on Form S-3 effective as long as permissible under the securities laws and shall keep any such registration statement on Form S-1 (or other form) effective until thirty (30) days following the earlier of: (A) Mandatory Conversion of the Securities or (B) the Stated Maturity of the Securities. If any such registration statement is not filed with the Commission on or before the Filing Deadline, then the Company shall pay as liquidated damages additional interest on the principal amount of the Securities, payable in cash and equal to one-half of one percent (1/2%) per annum, to Holders of the Securities. If a registration statement with respect to the shares of the Company's Common Stock issuable upon conversion of the Securities is not declared effective by the Commission within 90 days of the Filing Deadline, then the Company shall pay as liquidated damages additional interest on the principal amount of the Securities, payable in cash and equal to one-half of one percent (1/2%) per annum, to Holders of the Securities. The amount of the liquidated damages (and the additional interest payable on the principal amount of the Securities) will increase by an additional one-half of one percent (1/2%) per annum with respect to each subsequent 90-day period until a registration statement with respect to the shares of the Company's Common Stock issuable upon conversion of the Securities is declared effective by the Commission, up to a maximum amount of liquidated damages (additional interest) of five percent (5%) per annum. Such additional interest as liquidated damages with respect to the filing of a registration statement shall accrue until such time as the registration statement is filed with the Commission and such additional interest as liquidated damages with respect to the effectiveness of a registration statement shall accrue until such time as a registration statement complying with this paragraph is declared effective by the Commission. The payment of such interest shall not excuse the Company from its obligations to use its best efforts to register such shares of the Company's Common Stock issuable upon the conversion of the Securities.

               7. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $100,000 and integral multiples of $25,000 in excess thereof. The transfer of Securities may be registered, and the Securities may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

               8. PERSONS DEEMED OWNERS. The registered holder of a Security shall be treated as its owner for all purposes.

               9. AMENDMENTS AND WAIVERS. Subject to certain exceptions, the Indenture, the Securities and the other documents executed and delivered in connection therewith may be amended with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing Default or Event of Default may be waived with the consent of the Holders of a majority in principal amount of then outstanding Securities. Without the consent of any Holder, the Indenture, the Securities or the other documents delivered in connection herewith may be amended, among other things, to cure any ambiguity, defect or inconsistency or to make any change that does not adversely affect the rights of any Holder.

               10. DEFAULTS AND REMEDIES. An Event of Default is defined in Section 4.1 of the Indenture. If certain Events of Default occur and are continuing, the Holders of at least a majority in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable immediately without further action or notice. Holders may not enforce the Indenture, the Securities or the Collateral Documentation except as provided in the Indenture. The Trustee does not have a right independent of the instruction of a majority in principal amount of Securities then outstanding to enforce the Indenture, the Securities or the Collateral Documentation. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, the Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their best interests. The Company must furnish an annual compliance certificate to the Trustee.

               11. TRUSTEE DEALINGS WITH THE COMPANY. Santa Barbara Bank & Trust, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

               12. NO RECOURSE AGAINST OTHERS. No director, officer, employee or stockholder, as such, of the Company or any of its Subsidiaries (other than Company or any other Subsidiary), shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

               13. DISCHARGE AND DEFEASANCE. Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

               14. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

               15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

               The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                                       INAMED CORPORATION
                                       3800 Howard Hughes Parkway, Suite 900
                                       Las Vegas, NV  89109
                                       Attention:  Michael D. Farney

                              FORM OF CONVERSION NOTICE

To: Inamed Corporation

The undersigned registered owner of the Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $10,000 or an integral multiple of $1,000 in excess thereof) below designated, into shares of Common Stock of Inamed Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest and taxes accompanies this Security.

Principal amount to be converted
(if less than all):                    $

Fill in for registration of shares
if to be delivered, and Securities
if to be issued, other than to and
in the name of the registered holder

Name:


Street Address (Including City, State and zip code):



Social Security or other Taxpayer
Identification Number:



Dated:                                           Signature(s)


                                                 -------------------------


                                                 -------------------------
                                                 Name(s):



Signature Guarantee:

                                   ASSIGNMENT FORM


               To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

- ----------------------------------------------------------------------
                 (Insert assignee's Social Security or Tax I.D. No.)


- ----------------------------------------------------------------------


- ----------------------------------------------------------------------


- ----------------------------------------------------------------------


- ----------------------------------------------------------------------
                (Print or type assignee's name, address and zip code)

and irrevocably appoint(s) ______________________________ agent to transfer this Note on the books of Inamed. The agent may substitute another to act for the agent.

- ------------------------------------------------------------------------------


Date:                             Your Signature:
      ------------------------                     ---------------------------

(Sign exactly as your name appears on the other side of this Note)


[Signature Guarantee]

                                      Exhibit A

                           Form of Secured Convertible Note

                                      Exhibit B

                                  Security Agreement

                                      Exhibit C

                           Guarantee and Security Agreement

                                      Exhibit D

                                 Guarantee Agreement

                                      Exhibit E

                                  Intercompany Note

                                      Exhibit F

                               Loan Purchase Agreement

                                                                      Schedule 1

                                                                      Schedule 2